UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03342

Sit Mid Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   June 30, 2006

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03343

Sit Large Cap Growth Fund, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   June 30, 2006

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-06373

Sit Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Copy to:
Mike Radmer, Esq.
Dorsey & Whitney
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:
(612) 334-5888

Date of fiscal year end:   June 30, 2006

Date of reporting period:   June 30, 2006

Item 1:   Reports to Stockholders

Sit Mutual Funds

Stock Funds
Annual Report

Year Ended June 30, 2006

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Science and Technology Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
One Year Ended June 30, 2006

Chairman’s Letter

Dear Fellow Shareholders:

          U.S. stocks overcame numerous obstacles, most notably higher interest rates and oil prices, to post solid returns over the past year. Although these issues, along with geopolitical concerns, have recently led to a market correction, we see potential for a more positive environment to emerge for equities as the year progresses.

Economic Overview
          Despite remarkably strong growth in Gross Domestic Product (GDP) of +5.6% for the first quarter of 2006, we believe the economy is in the midst of transitioning to a moderate growth environment, as the lagged impact of higher interest rates and energy prices take their toll. The data confirming this slowdown has been overwhelming in recent weeks, with deceleration in key statistics related to housing, employment, retail sales, and manufacturing. One of the greatest risks to the economic outlook is clearly housing. Fundamental data show the inventory of unsold homes hitting record highs, new house price increases are slowing markedly, and the rise in mortgage rates is negatively impacting housing affordability. Although we are monitoring these trends carefully, it is important to note that housing represents only 5.4% of GDP. And while the U.S. consumer may bear the brunt of the slowdown from weaker housing, higher gas prices, and higher interest rates, there are enough positives that should allow the economy to sustain growth. Some of these factors include strong corporate balance sheets, continued growth in the labor market, low inventory levels in most industries, pent-up demand for business spending, and solid growth in many economies outside the U.S. We forecast GDP growth of +3.0% for the second quarter of 2006, with this rate of growth continuing in the second half of the year.
          Inflation has clearly been on the rise, as the headline Consumer Price Index rose +0.4% in May, following a +0.6% rise in April. While some of the recent increases directly relate to higher energy costs, the “core” CPI, which excludes food and energy, increased by +0.3% in

May for the third straight month. This is notable because it represents the first time in over eleven years that there have been three consecutive increases of this magnitude. Signs of economic moderation are apparent, and the Federal Reserve paused in raising the Federal Funds rate at the August 8th meeting but held out the possibility of further increases as economic conditions warrant.
          In terms of fiscal policy, although the long-term picture continues to look challenging on several fronts, the recent statistics on the federal budget outlook continue to improve. For the first nine months of the current fiscal year, the deficit is approximately $40 billion less than at this time in 2005. Estimates of the 2006 fiscal year deficit are now $300 billion or less, down from $318 billion in 2005 and $412 billion in 2004. Spending on Iraq this year is estimated at $120 billion, thereby providing significant potential for further deficit reduction, which will be needed as the wave of retiring baby boomers begins to tap the entitlement system.

Equity Strategy Summary
          Despite a modest setback in the most recent quarter, all major domestic stock indices posted positive returns over the last twelve months. Once again, there were significant performance variations across capitalizations (smaller stocks did better than larger stocks), styles (value outperformed growth), and sectors (energy/commodities outperformed other groups).
          The stock market could remain unsettled over the near-term, as investors struggle with geopolitical concerns and the impact of higher interest rates. We believe, however, that fundamentals support a positive outlook over the intermediate- and longer-term, based on several key factors. First, although we project a slowdown in the U.S. economy from the unsustainable pace of the last several quarters, we believe the economic environment will remain strong enough to support healthy corporate profit growth for the overall market. Second, there is a strong possibility that the string of Federal Reserve rate increases may be nearing an end as slowing growth reduces inflation fears. Stocks have historically responded favorably at the end of a tightening cycle. Third, the S&P 500 Index is now trading at 14 times the next twelve month’s projected earnings, representing the lowest P/E ratio in many years. Fourth, corporate balance sheets remain exceptionally strong, lending support for continued growth in capital spending, share repurchases, dividend increases, and merger and acquisition activity.
          Clearly, a moderation in the economy will have some impact on corporate earnings, and we expect a gradual deceleration in the rate of profit growth for the overall market to occur throughout this year and into 2007. Importantly, this has historically provided a positive backdrop for growth stocks relative to value issues, as investors tend to be more willing to “pay up” (via higher P/E ratios) for predictable earnings growth as overall profits moderate. Therefore, our position in equity portfolio structuring is to remain committed to the fastest earnings growth sectors of the economy — particularly health care and technology — in spite of periodic bouts of volatility associated with them. In addition, our belief in the sustainability of higher oil and gas prices has led us to maintain the overweight in both the energy minerals and industrial service sectors. Recently, we have become more conservative on the financial sector, largely based on industry consolidation activity and the prospect for more positive investor sentiment in a more benign interest rate environment.
          Many markets outside the U.S. have also had meaningful corrections from the highs in early May. It is important to note, however, that this pullback follows a period of very strong performance. We have used recent market volatility to add to our emerging market exposure, boosting the allocation to Asia. We remain slightly overweighted in Japan, largely based on continued signs that the country has emerged from its long period of economic stagnation. While we maintain an underweight in Europe, it appears that several key economies, most notably Germany, appear to be coming out of their doldrums. Euroland’s economic growth however, still trails that of other regions, and the lack of progress on both corporate and government reforms represent long-term challenges. Growth stocks continue to look attractive on a global basis, particularly due to highly attractive valuations for the traditional growth sectors, such as healthcare and technology. Similar to our domestic strategy, we believe the energy sector is highly attractive based on long-term supply/demand dynamics.
          Our research team remains focused on identifying growth opportunities throughout the world. As always, we recommend that long-term investors maintain a fully diversified portfolio.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
One Year Ended June 30, 2006

Performance Summary and Stock Funds Market Review

          Global equity indices moved solidly higher over the past twelve months, with returns varying widely by capitalization, geography, and economic sector.
          Once again, small- and mid-capitalization stocks outperformed large-capitalization stocks. Over the past twelve months, the S&P 400 Mid Cap Index and the Russell 2000® Index rose +13.0% and +14.6%, respectively, while the S&P 500 Index gained +8.6%. More recently however, with uncertainty weighing on the market, large cap stocks outperformed smaller issues in the last quarter, reversing the trend from prior quarters. Although both growth and value indices posted positive returns over the past twelve months, value stocks generally outperformed growth stocks, most dramatically within the large cap universe. For example, the Russell 1000® Value Index increased +12.1% compared to the Russell 1000® Growth Index return of +6.1%. The Russell Mid Cap Value® Index returned +14.3%, while the Russell Mid Cap Growth® Index rose +13.0%. Both the growth and value components within the Russell 2000® Index increased +14.6%.
          In reviewing sector performance for the past year, the overriding theme was that traditional “cyclical” sectors (i.e., those most tied to economic growth) outperformed both traditional “growth” groups (i.e., technology) and consumer-related sectors. Within the S&P 500 Index, the strongest sectors included non-energy minerals, industrial services, transportation, and energy minerals. We estimate that each of these sectors gained more than +18% over the period. The consumer durables sector was the poorest performing sector over the past twelve months. Other lagging groups included health technology, health services, technology services, electronic technology, and retail trade. The NASDAQ OTC Composite Index posted a gain of +5.6% over the period, largely due to the underperformance of the heavily-weighted technology sector.
          Equity market indices outside the United States performed particularly well over the past year, as major regional components of the MSCI Index outperformed the S&P 500 Index. The broadest measure of global equity performance, the MSCI World Index, rose +16.9% over the twelve-month period. The MSCI Europe Index increased +24.8%. Asian stocks posted exceptional returns over the past year, as the MSCI Pacific Index rose +30.9% and the heavily-weighted Japan component gained +35.9%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	-1.89%
S&P 500 Index	-1.44
Lehman Aggregate Bond Index	-0.08
Dividend Growth Class I SDVGX	0.27
S&P 500 Index	-1.44
Dividend Growth Class S SDVSX	0.27
S&P 500 Index	-1.44
Large Cap Growth SNIGX	-2.24
Russell 1000® Index(1)	-3.90
Mid Cap Growth(2) NBNGX	-4.06
Russell Mid Cap™ Growth Index(3)	-4.69
International Growth(4) SNGRX	-1.46
MSCI EAFE Growth Index(5)	0.26
Small Cap Growth(2) SSMGX	-5.08
Russell 2000® Growth Index(6)	-7.25
Science & Technology Growth(7) SISTX	-7.99
ArcaEx Tech 100 Index	-10.30
Developing Markets Growth(4) SDMGX	-3.12
MSCI Emerging Markets Index(6)	-5.11

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	Figures assume an inception date of 9/2/82.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	Russell Mid Cap Growth™ Index inception 12/31/85.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of policital instability.
(5)	Figures assume an inception date of 10/31/91.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2006

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
0.25%	6.03%	8.57%	1.94%	6.19%	7.36%	12/31/93
2.71	8.63	11.22	2.49	8.32	10.31
-0.72	-0.81	2.05	4.97	6.22	6.02
6.42	13.20	—	—	—	10.78	12/31/03
2.71	8.63	—	—	—	7.38
—	—	—	—	—	—	3/31/06
—	—	—	—	—	—
1.24	9.91	12.01	-0.41	5.64	10.94	9/2/82
-0.93	6.12	8.35	-0.76	5.42	11.76
1.96	15.34	17.30	1.45	6.32	13.61	9/2/82
2.56	13.04	16.86	4.76	8.46	—
7.50	26.37	18.73	1.47	1.83	5.35	11/1/91
9.29	25.98	21.05	8.11	3.89	4.65
5.62	20.62	15.64	2.94	8.76	13.40	7/1/94
6.07	14.58	16.27	3.49	4.12	7.51
-5.11	9.63	7.57	-8.01	—	0.40	12/31/97
-6.24	5.19	11.72	1.56	—	12.39
8.56	34.47	29.32	13.88	4.85	4.87	7/1/94
5.81	32.27	30.98	18.28	4.08	3.77

(6)	Figures assume an inception date of 6/30/94.
(7)

Since the Fund focuses its investments on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds
Total Return by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1996	1997	1998	1999

Balanced	15.80%	21.73%	21.30%	20.15%
S&P 500 Index	22.96	33.36	28.58	21.04
Lehman Aggregate Bond Index	3.63	9.65	8.69	-0.82

Dividend Growth Class I(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Large Cap Growth(2)	23.05	31.70	30.56	33.41
Russell 1000® Growth Index	23.12	30.48	38.72	33.16

Mid Cap Growth(3)	21.87	17.70	6.84	70.65
Russell Mid Cap™ Growth Index	17.48	22.54	17.87	51.29

International Growth(4)	10.31	4.81	18.95	50.77
MSCI EAFE Growth Index	3.46	2.11	22.21	29.46

Small Cap Growth(3)	14.97	7.63	1.97	108.63
Russell 2000® Growth Index	11.26	12.94	1.24	43.10

Science & Technology Growth(5)	—	—	38.40	85.98
ArcaEx Tech 100 Index	—	—	54.60	116.40

Developing Markets Growth(4)	17.27	-5.20	-24.93	82.50
MSCI Emerging Markets Index	3.92	-13.40	-27.52	63.70

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)

These returns represent Class I. Class S of the Sit Dividend Growth Fund commenced operations on March 31, 2006; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

	2000	2001	2002	2003	2004	2005	YTD 2006

Balanced	-4.80%	-12.99%	-18.59%	19.20%	9.22%	7.51%	0.25%
S&P 500 Index	-9.11	-11.88	-22.10	28.68	10.88	4.91	2.71
Lehman Aggregate Bond Index	11.63	8.44	10.25	4.10	4.34	2.43	-0.72

Dividend Growth Class I(1)	—	—	—	—	10.91	9.41	6.42
S&P 500 Index	—	—	—	—	10.88	4.91	2.71

Large Cap Growth(2)	-13.84	-27.70	-30.58	26.34	12.79	9.59	1.24
Russell 1000® Growth Index	-22.43	-20.42	-27.89	29.76	6.30	5.27	-0.93

Mid Cap Growth(3)	-4.35	-33.39	-34.64	38.51	17.02	15.27	1.96
Russell Mid Cap™ Growth Index	-11.75	-20.15	-27.41	42.71	15.48	12.10	2.56

International Growth(4)	-26.66	-33.26	-29.84	28.70	12.97	14.67	7.50
MSCI EAFE Growth Index	-24..51	-24.58	-16.02	31.99	16.12	13.28	9.29

Small Cap Growth(3)	6.25	-28.19	-26.22	34.57	6.79	18.52	5.62
Russell 2000® Growth Index	-22.44	-9.24	-30.27	48.53	14.31	4.15	6.07

Science & Technology Growth(5)	-6.55	-47.78	-44.45	40.09	7.39	3.83	-5.11
ArcaEx Tech 100 Index	-16.22	-15.59	-33.33	52.14	11.73	7.36	-6.24

Developing Markets Growth(4)	-30.18	-12.01	-18.37	45.96	16.54	33.77	8.56
MSCI Emerging Markets Index	-31.80	-4.91	-7.97	51.59	22.45	30.31	5.81

(2)	Pursuant to a Plan of Reorganization on July 14, 2000, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(5)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2005

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2005. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years

Return Before Taxes	7.5%	-0.2%	6.9%
Return After Taxes on Distributions	7.0%	-0.9%	5.5%
Return After Taxes on Distributions and Sale of Fund Shares	6.1%	-0.6%	5.3%
Lehman Aggregate Bond Index	2.4%	5.9%	6.2%
S&P 500 Index	4.9%	0.5%	9.1%

Sit Dividend Growth Fund	1 Year	5 Years	Since Inception*

Return Before Taxes - Class I	9.4%	n/a	10.1%
Return Before Taxes - Class S(1)	9.4%	n/a	10.1%
Return After Taxes on Distributions(2)	8.9%	n/a	9.8%
Return After Taxes on Distributions and Sale of Fund Shares	8.0%	n/a	8.7%
S&P 500 Index	4.9%	n/a	7.8%
        *Inception date 12/31/03.

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	9.6%	-4.8%	6.7%
Return After Taxes on Distributions	9.6%	-4.8%	5.7%
Return After Taxes on Distributions and Sale of Fund Shares	8.2%	-4.0%	5.6%
Russell 1000® Growth Index	5.3%	-3.6%	6.7%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	15.3%	-4.1%	7.4%
Return After Taxes on Distributions	15.3%	-4.1%	5.6%
Return After Taxes on Distributions and Sale of Fund Shares	13.0%	-3.4%	5.8%
Russell Mid Cap™ Growth Index	12.1%	1.4%	9.3%

Sit International Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	14.7%	-4.8%	1.7%
Return After Taxes on Distributions	14.6%	-4.9%	1.2%
Return After Taxes on Distributions and Sale of Fund Shares	12.5%	-4.1%	1.3%
MSCI EAFE Growth Index	13.3%	1.9%	3.3%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	18.5%	-2.0%	9.7%
Return After Taxes on Distributions	18.5%	-2.0%	9.0%
Return After Taxes on Distributions and Sale of Fund Shares	15.7%	-1.7%	8.3%
Russell 2000® Growth Index	4.2%	2.3%	4.7%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*

Return Before Taxes	3.8%	-14.6%	1.1%
Return After Taxes on Distributions	3.8%	-14.6%	1.0%
Return After Taxes on Distributions and Sale of Fund Shares	3.3%	-11.8%	1.0%
ArcaEx Tech 100 Index	7.4%	0.5%	14.1%
        *Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	33.8%	10.3%	5.7%
Return After Taxes on Distributions	33.7%	10.3%	5.7%
Return After Taxes on Distributions and Sale of Fund Shares	28.7%	9.0%	5.0%
MSCI Emerging Markets Index	30.3%	16.2%	4.4%

(1)

Class S of the Fund commenced operations on March 31, 2006 and therefore has no performance history. The returns shown are for another class of shares of the Fund, Class I shares, since both classes of shares will be invested in the same portfolio of securities. The returns shown above do not reflect the 0.25% 12b-1 distribution fee that will be charged to Class S shares. Had the 12b-1 fee been reflected, it would have reduced the returns shown.

(2)	Returns shown are for Class I shares.

Sit Balanced Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

          The Sit Balanced Fund’s twelve-month return was +6.03%. The S&P 500 Index return was +8.63% over the period, while the Lehman Aggregate Bond Index decreased  -0.81%.
          While higher interest rates negatively impacted fixed income returns over the last twelve months, equities moved higher as corporate earnings generally surprised on the upside.  Economic growth in the U.S. has remained solid over the past year, while global growth also improved as previous laggards, including several European countries and Japan, came to life. However, we believe that the U.S. economy, in particular, is in a transitioning phase to slower growth, as the combined impact of higher interest rates and oil prices take their toll on economic growth. A slower growth environment has historically steered investors toward high and consistent growth companies, and we are positioning the equity portion of the Fund accordingly. The recent equity market correction has further bolstered our enthusiasm for growth stocks, as valuations for many high growth companies and sectors are compelling.
          Relative to the S&P 500 Index, performance over the past year was aided by strong stock selection and an overweighted position in the energy minerals sector, along with good stock selection in retail trade and health technology. The lagging sectors within the Fund over the period were process industries, health services, and electronic technology.
          The lackluster fixed income returns over the past year were a direct result of the Federal Reserve’s string of rate increases as economic growth surged ahead. We believe, however, that the Fed will finish its tightening cycle over the next several months. Evidence of slower economic growth is already emerging, which should serve to dampen investor fears over inflation. Given lingering concern over future Federal Reserve policy and the narrow differential between short-term and long-term interest rates, we have continued to maintain a relatively defensive position within the fixed-income portion of the Fund. This includes a focus on high quality corporate and mortgage-backed securities, with an emphasis on shorter-term maturities.
          Based on the stronger return potential for equities, we believe an above-average allocation to stocks is appropriate. As of June 30th, the asset allocation of the Fund was 65.3% equities, 30.3% fixed income, and 4.4% cash. We will continue to emphasize high quality securities in each asset class within the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income.  It pursues its objectives by investing in a diversified emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is:  35-65% in equity securities and 35-65% in fixed-income securities.  At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$15.14 Per Share
6/30/05:	$14.53 Per Share

Total Net Assets:	$11.6 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

3 Month**	-1.89%	-1.44%	-0.08%
6 Month**	0.25	2.71	-0.72
1 Year	6.03	8.63	-0.81
5 Year	1.94	2.49	4.97
10 Year	6.19	8.32	6.22
Inception	7.36	10.31	6.02
(12/31/93)

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

1 Year	6.03%	8.63%	-0.81%
5 Year	10.10	13.10	27.46
10 Year	82.24	122.34	82.80
Inception	143.00	241.22	107.70
(12/31/93)

*As of 6/30/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have grown to $18,224 in the Fund, $22,234 in the S&P 500 Index or $18,280 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	General Electric Co.
	2.	Valero Energy Corp.
	3.	Schlumberger, Ltd.
	4.	Microsoft Corp.
	5.	PepsiCo Inc.
Bonds	1.	FHLMC Pool #02149
	2.	American Strategic, Inc. Portfolio II
	3.	Countrywide Home Loans 2005-24 A36, 5.50%, 11/25/35
	4.	American Strategic Income III
	5.	Residential Asset Mtg. Products, Inc., 7.50%, 12/25/31
Total Number of Holdings: 157

Sit Balanced Fund

Portfolio of Investments - June 30, 2006

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Common Stocks (65.3%) (2)

Communications (1.6%)
2,500	Crown Castle Intl. Corp. (3)	86,350
4,800	Vodafone Group, A.D.R.	102,240

		188,590

Consumer Non-Durables (2.4%)
2,600	PepsiCo, Inc.	156,104
2,100	The Procter & Gamble Co.	116,760

		272,864

Consumer Services (3.8%)
1,900	Comcast Corp. (3)	62,206
1,600	Harrah’s Entertainment, Inc.	113,888
3,400	Marriott International, Inc.	129,608
2,200	News Corp.	42,196
1,600	Starbucks Corp. (3)	60,416
2,000	Time Warner, Inc.	34,600

		442,914

Electronic Technology (6.8%)
2,000	Analog Devices, Inc.	64,280
7,400	Cisco Systems, Inc. (3)	144,522
2,700	Dell Computer Corp. (3)	65,907
9,100	EMC Corp. (3)	99,827
500	Hewlett-Packard Co.	15,840
4,500	Intel Corp.	85,275
2,500	Motorola, Inc.	50,375
5,100	Nokia Corp., A.D.R.	103,326
3,200	Qualcomm, Inc.	128,224
1,000	Texas Instruments, Inc.	30,290

		787,866

Energy Minerals (6.3%)
1,600	Murphy Oil Corp.	89,376
1,500	Occidental Petroleum Corp.	153,825
1,600	Southwestern Energy Co. (3)	49,856
1,600	Suncor Energy, Inc.	129,616
3,000	Valero Energy Corp.	199,560
2,433	XTO Energy, Inc.	107,709

		729,942

Finance (8.7%)
1,600	American Express Co.	85,152
2,021	American International Group, Inc.	119,340
3,166	Citigroup, Inc.	152,728
1,600	Franklin Resources, Inc.	138,896
800	Goldman Sachs Group, Inc.	120,344
3,000	JPMorgan Chase & Co.	126,000
1,800	Nomura Holdings, Inc.	33,840
1,000	Prudential Financial, Inc.	77,700
2,300	Wells Fargo & Co.	154,284

		1,008,284

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Health Services (1.4%)
2,100	UnitedHealth Group, Inc.	94,038
1,000	WellPoint, Inc. (3)	72,770

		166,808

Health Technology (8.8%)
1,600	Abbott Laboratories	69,776
1,900	Amgen, Inc. (3)	123,937
2,800	Celgene Corp. (3)	132,804
2,500	Elan Corp., A.D.R. (3)	41,750
1,900	Eli Lilly and Co.	105,013
1,500	Genentech, Inc. (3)	122,700
900	Gilead Sciences, Inc. (3)	53,244
1,100	Johnson & Johnson	65,912
1,700	Medtronic, Inc.	79,764
3,455	Pfizer, Inc.	81,089
2,500	St. Jude Medical, Inc. (3)	81,050
1,900	Teva Pharmaceutical, Ltd., A.D.R.	60,021

		1,017,060

Industrial Services (3.6%)
2,900	Nabors Industries, Ltd. (3)	97,991
1,700	Noble Corp.	126,514
3,000	Schlumberger, Ltd.	195,330

		419,835

Non-Energy Minerals (0.8%)
400	Allegheny Technologies, Inc.	27,696
600	Freeport-McMoRan Copper & Gold, Inc.	33,246
500	Southern Copper Corp.	44,565

		105,507

Process Industries (1.5%)
1,250	Air Products and Chemicals, Inc.	79,900
1,100	Monsanto Co.	92,609

		172,509

Producer Manufacturing (7.4%)
1,800	Caterpillar, Inc.	134,064
1,200	Emerson Electric Co.	100,572
1,200	General Dynamics Corp.	78,552
6,500	General Electric Co.	214,240
1,600	ITT Industries, Inc.	79,200
1,000	3M Co.	80,770
900	The Boeing Co.	73,719
1,600	United Technologies Corp.	101,472

		862,589

Retail Trade (3.6%)
1,100	Best Buy Co., Inc.	60,324
3,000	CVS Corp.	92,100
1,200	J.C. Penney Co., Inc.	81,012
900	Lowe’s Companies, Inc.	54,603
2,700	Target Corp.	131,949

		419,988

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Technology Services (5.7%)
1,300	Adobe Systems, Inc. (3)	39,468
1,400	Automatic Data Processing, Inc.	63,490
2,600	First Data Corp.	117,104
225	Google, Inc. (3)	94,349
7,300	Microsoft Corp.	170,090
2,100	SAP AG	110,292
1,900	Yahoo!, Inc. (3)	62,700

		657,493

Transportation (2.1%)
1,200	Burlington Northern Sante Fe Corp.	95,100
900	United Parcel Service, Inc.	74,097
2,800	UTI Worldwide, Inc.	70,644

		239,841

Utilities (0.8%)
2,800	Equitable Resources, Inc.	93,800

Total common stocks		7,585,890

(cost: $6,223,802)

Bonds (30.3%) (2)

Asset-Backed Securities (4.4%)
	Green Tree Financial Corp.:
4,381	1995-5 A6, 7.25%, 9/15/26	4,419
41,126	1997-1 A6, 7.29%, 3/15/28	41,892
42,778	1997-6 A10, 6.87%, 1/15/29	43,128
	Indymac Mfg. Housing,
50,995	1998-2 A2, 6.17%, 12/25/11	48,649
50,000	Merrill Lynch Mortgage Investors, Inc.,
	2005-SD1 A2, 5.67%, 5/25/46	48,981
	Origen Mfg. Housing:
50,000	2001-A A5, 7.08%, 3/15/32	50,711
30,132	2002-A A3, 6.17%, 5/15/32	29,669
99,490	Residential Asset Mtg. Products, Inc.,
	2004-SL3 A3, 7.50%, 12/25/31	102,500
75,000	Residential Funding Mortgage Securities,
	2006-HSA1 A4, 5.49%, 2/25/36	73,090
68,286	UCFC Mfg. Housing,
	1998-2 A3, 6.163%, 8/15/19	67,362

		510,401

Collateralized Mortgage Obligations (6.3%)
8,943	Countrywide Alternative Loan Trust
	2005-53T2 2A1, 6.00%, 11/25/35	8,733
	Countrywide Home Loans:
50,000	2004-21 A9 , 6.00%, 11/25/34	49,608
50,000	2005-J3 1A2, 5.50%, 9/25/35	46,554
120,000	2005-24 A36, 5.50%, 11/25/35	112,862

Quantity/Par($) Name of Issuer		Market Value ($)(1)

	FHLMC:
39,188	3.25%, 4/15/32	34,946
42,619	4.00%, 4/15/27	40,559
63,723	FHR 3061 BD, 7.50% 11/15/35	65,711
	FNMA:
50,000	5.00%, 12/25/31	46,488
100,000	5.5%, 4/25/35	96,010
39,089	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	38,279
60,296	Master Asset Securitization Trust 2003-4 CA1,
	8.00%, 5/25/18	63,514
48,708	Residential Funding Mtg. Securities I
	2005-S6 A2, 5.25%, 8/25/35	46,167
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35	46,388
43,763	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	42,327

		738,146

Corporate Bonds (7.9%)
100,000	Academica Charter School, 8.00%, 8/15/24	97,110
73,009	America West Airlines, 7.93%, 1/2/19	77,025
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	51,856
50,000	BB&T Capital Trust II, 6.75%, 6/07/36	49,811
50,000	Citigroup Capital III, 7.625%, 12/01/36	54,587
50,000	Commonwealth Edison, 5.90%, 3/15/36	47,652
75,000	Continental Airlines, Inc., 6.563%, 2/15/12	76,334
50,000	CSX Corp., 9.75%, 6/15/20	64,808
50,000	Everest Reins. Hldgs., 8.75%, 3/15/10	54,416
100,000	McDonald’s Corp., 7.31%, 9/15/27	101,313
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	60,536
50,000	Narragansett Electric, 7.39%, 10/1/27	51,150
62,000	SLMA Corp. CPI Floating Rate Note, 1/31/14	58,661
65,000	Susa Partnership (GE), 7.45%, 7/1/18	71,974

		917,233

Federal Home Loan Mortgage Corporation (3.9%)
45,776	5.342%, 12/1/35	45,364
26,478	7.50%, 7/1/29	27,395
56,933	7.50%, 3/1/31	58,924
185,207	8.00%, 7/1/32	195,680
43,131	8.38%, 5/17/20	45,779
25,233	8.50%, 7/1/18	26,680
45,621	8.50%, 10/1/30	48,862

		448,684

Federal National Mortgage Association (4.3%)
47,593	3.375%, 6/1/34	46,307
97,249	5.015%, 9/1/39	97,599
6,065	7.00%, 3/1/07	6,042
65,978	7.00%, 10/1/11	67,194
45,253	8.46%, 4/15/26	49,034

See accompanying notes to portfolios of investments on page 44.

Sit Balanced Fund

Portfolio of Investments - June 30, 2006

Quantity/Par($) Name of Issuer		Market Value ($)(1)

28,541	7.50%, 3/1/31	29,511
24,290	7.50%, 6/1/32	25,281
23,450	8.00%, 12/1/27	24,701
62,028	8.00%, 2/1/31	65,462
27,944	9.50%, 5/1/27	30,834
12,745	9.75%, 1/15/13	13,613
12,779	10.25%, 6/15/13	13,727
27,286	11.00%, 12/1/12	29,054

		498,359

Government National Mortgage Association (1.7%)
87,180	7.00%, 10/15/32	89,928
57,105	7.00%, 12/15/24	59,297
4,530	9.00%, 6/15/11	4,830
6,788	9.00%, 6/15/09	7,016
16,830	9.00%, 11/15/16	18,013
1,768	9.50%, 5/20/16	1,908
5,015	9.50%, 9/20/18	5,446
12,399	9.50%, 2/20/19	13,496
1,404	11.25%, 10/15/11	1,531

		201,465

Taxable Municipal Securities (0.1%)
8,000	Bernalillo Multifamily, Series 1998A,	8,363

	7.50%, 9/20/20

U.S. Government Securities (1.7%)
62,345	U.S. Treasury Inflation Index Note 3.625%, 1/15/08	63,417
	U.S. Treasury Strips, Zero Coupon:
100,000	5.18% Effective Yield, 5/15/16	59,913
250,000	5.02% Effective Yield, 5/15/30	72,995

		196,325

Total bonds		3,518,976

(cost: $3,602,181)

Closed-End Mutual Funds (3.2%) (2)
6,009	American Select Portfolio	68,923
5,503	American Strategic, Inc. Portfolio	58,277
13,470	American Strategic, Inc. Portfolio II	138,337
10,609	American Strategic, Inc. Portfolio III	111,819

Total closed-end mutual funds		377,356

(cost: $403,199)

Short-Term Securities (1.2%) (2)
144,000	Sit Money Market Fund, 4.81% (4)	144,000

(cost: $144,000)

Total investments in securities		$ 11,626,222

(cost: $10,373,182) (5)

See accompanying notes to portfolios of investments on page 44.

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Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

          The Sit Dividend Growth Fund Class I posted a +13.20% return over the last twelve months, compared to the +8.63% return for the S&P 500 Index.
          Stocks posted solid gains over the past year, although the markets have recently retreated as higher readings on inflation and fears of more aggressive interest rate increases by the Federal Reserve have shaken investor confidence. However, we believe that the U.S. economy is now decelerating from an unsustainable rate of growth, likely peaking in the first quarter of 2006 as GDP gained +5.6%. We project that growth over the final three quarters of the year will average approximately +3.0%, with a concurrent moderation in inflation statistics and relatively stable interest rates. The downside, of course, is that a slower economy will translate to moderating corporate growth. We believe that the Fund is well positioned in this environment, for two key reasons. First, we expect investors to gravitate toward high quality, stable growth companies that can deliver earnings gains regardless of economic conditions. Second, a somewhat less robust profit outlook, combined with the exceptional balance sheets for many U.S. companies, is likely to motivate corporate management teams to return capital to shareholders through dividend increases. To these points, the Fund’s statistical characteristics related to “stability” (e.g., earnings consistency, balance sheet strength) and “quality” (e.g., high return on capital, cash flow generation) are superior to the S&P 500 Index average. We believe these metrics currently carry particular importance in a more moderate growth economy.
          The Fund’s strong twelve-month performance relative to the S&P 500 Index was driven by strong stock selection in the producer manufacturing, energy minerals, and finance sectors. Key winners in these sectors included Marathon Oil (+59% 12-month total return), Caterpillar (+59%), UBS (+41%), and Alliance Capital Management (+39%). Overweighting industrials and underweighting consumer durables also boosted relative returns. The Fund’s performance was hurt by holdings in the process industries sector, including Dow Chemical (-9%) and Sherwin Williams (-7%).
          We are pleased to report strong one-year and since-inception returns for the Fund, and remain optimistic about its prospects over the near- and long-term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/06:	$12.26 Per Share	$12.26 Per Share
6/30/05:	$11.18 Per Share	n/a

Total Net Assets	$24.1 Million	$0.05 Million

Weighted Average Market Cap: $68.8 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	0.27%	-1.44%	0.27%	-1.44%
6 Month**	6.42	2.71	n/a	n/a
1 Year	13.20	8.63	n/a	n/a
3 Year	n/a	n/a	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	10.78	7.38	n/a	n/a

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	13.20%	8.63%	n/a	n/a
3 Year	n/a	n/a	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	29.14	19.47	0.27%	-1.44%

*As of 6/30/06

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03: Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/06 would have grown to $12,914 in the Fund or $11,947 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	United Technologies Corp.
3.	Citigroup, Inc.
4.	Marathon Oil Corp.
5.	Emerson Electric Co.
6.	Total S.A.
7.	Wells Fargo & Co.
8.	Procter & Gamble Co.
9.	Kayne Anderson MLP Invest. Co.
10.	Alliance Capital Mgmt. Hldg., LP
Total Number of Holdings: 81

Sit Dividend Growth Fund

Portfolio of Investments - June 30, 2006

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (95.1%) (2)

Commercial Services (2.7%)
7,100	McGraw-Hill Companies, Inc.	356,633
7,200	Pitney Bowes, Inc.	297,360

		653,993

Communications (2.5%)
9,700	AT&T, Inc.	270,533
7,100	Global Signal, Inc.	328,872

		599,405

Consumer Non-Durables (9.4%)
3,000	Colgate-Palmolive Co.	179,700
4,300	Diageo p.l.c.	290,465
4,800	General Mills, Inc.	247,968
5,000	Kimberly-Clark Corp.	308,500
7,900	PepsiCo, Inc.	474,316
9,500	Procter & Gamble Co.	528,200
3,600	VF Corp.	244,512

		2,273,661

Electronic Technology (3.6%)
8,100	Hewlett-Packard Co.	256,608
11,100	Motorola, Inc.	223,665
9,000	Nokia Corp., A.D.R.	182,340
7,000	Tektronix, Inc.	205,940

		868,553

Energy Minerals (9.3%)
6,300	BP p.l.c., A.D.R.	438,543
8,800	Hugoton Royalty Trust	261,360
6,850	Marathon Oil Corp.	570,605
4,100	Occidental Petroleum Corp.	420,455
8,400	Total S.A.	550,368

		2,241,331

Finance (19.8%)
6,200	ACE, Ltd.	313,658
8,000	Alliance Capital Mgmt. Hldg., LP	489,120
3,300	AMB Property Corp.	166,815
6,800	Aon Corp.	236,776
7,800	Aspen Insurance Holdings, Ltd.	181,662
5,300	Chubb Corp.	264,470
12,200	Citigroup, Inc.	588,528
13,000	Gladstone Investment Corp.	195,000
3,000	Franklin Resources, Inc.	260,430
8,900	IPC Holdings, Ltd.	219,474
10,050	J.P. Morgan Chase & Co.	422,100
5,200	Lincoln National Corp.	293,488

Quantity	Name of Issuer	Market Value ($)(1)

1,300	Prudential Financial, Inc.	101,010
2,800	UBS AG	307,160
4,000	Wachovia Corp.	216,320
7,900	Wells Fargo & Co.	529,932

		4,785,943

Health Services (0.7%)
6,000	Owens & Minor, Inc.	171,600

Health Technology (11.5%)
7,000	Abbott Laboratories	305,270
6,000	Becton, Dickinson & Co.	366,780
3,200	C.R. Bard, Inc.	234,432
5,850	Eli Lilly and Co.	323,329
6,600	GlaxoSmithKline p.l.c.	368,280
6,300	Johnson & Johnson, Inc.	377,496
4,600	Novartis AG, A.D.R.	248,032
8,200	PerkinElmer, Inc.	171,380
8,700	Wyeth	386,367

		2,781,366

Industrial Services (4.6%)
5,900	BJ Services Co.	219,834
4,400	Granite Construction, Inc.	199,188
3,450	Kinder Morgan, Inc.	344,621
6,700	Precision Drilling Trust	222,440
3,400	Tenaris S.A., A.D.R.	137,666

		1,123,749

Non-Energy Minerals (1.4%)
3,500	Freeport-McMoran Copper & Gold Corp.	193,935
1,500	Southern Peru Copper Corp.	133,695

		327,630

Process Industries (2.8%)
4,300	Air Products and Chemicals, Inc.	274,856
6,200	Dow Chemical Co.	241,986
9,300	RPM International, Inc.	167,400

		684,242

Producer Manufacturing (14.5%)
4,400	Autoliv, Inc.	248,908
3,500	Caterpillar, Inc.	260,680
6,700	Emerson Electric Co.	561,527
6,600	General Dynamics Corp.	432,036
27,100	General Electric Co.	893,216
4,900	ITT Industries, Inc.	242,550
9,900	United Technologies Corp.	627,858
2,850	3M Co.	230,195

		3,496,970

Quantity	Name of Issuer	Market Value ($)(1)

Retail Trade (2.7%)
3,500	Best Buy Co., Inc.	191,940
6,900	Claire’s Stores, Inc.	176,019
3,300	Costco Wholesale Corp.	188,529
4,500	Deb Shops, Inc.	108,495

		664,983

Technology Services (3.6%)
9,000	Accenture, Ltd.	254,880
4,000	Automatic Data Processing, Inc.	181,400
9,700	Microsoft Corp.	226,010
10,022	Syntel, Inc.	205,050

		867,340

Transportation (2.7%)
3,100	Burlington Northern Santa Fe Corp.	245,675
4,400	Tsakos Energy Navigation, Ltd.	183,392
2,850	United Parcel Service, Inc.	234,640

		663,707

Utilities (3.3%)
7,700	Equitable Resources, Inc.	257,950
4,100	Exelon Corp.	233,003
5,300	TXU Corp.	316,887

		807,840

Total common stocks		23,012,313

(cost: $20,655,224)

Closed-End Mutual Funds (2.6%) (2)
20,250	Kayne Anderson MLP Invest. Co.	519,413
3,900	Tortoise Energy Infrastructure Corp.	111,579

Total closed-end mutual funds		630,992

(cost: $623,185)

Short-Term Securities (2.6%) (2)
624,000	Sit Money Market Fund, 4.81% (4)	624,000

(cost: $624,000)

Total investments in securities
(cost: $21,902,409) (5)		$24,267,305

See accompanying notes to portfolios of investments on page 44.

Sit Large Cap Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

          The Sit Large Cap Growth Fund’s one-year return was +9.91%, compared to the +6.12% for the Russell 1000® Growth Index and a +8.63% return for the S&P 500 Index.
          Stocks were able to overcome numerous obstacles (e.g. higher interest rates, geopolitical tension, and higher oil prices) to post solid gains over the past twelve months. While we remain positive on the outlook for stocks, it is clear that the tailwinds helping equities -- particularly low interest rates and accelerating corporate earnings growth -- are now reversing. While this may limit the return potential for equities over the intermediate term, we believe that the prospects for improving relative performance for growth stocks are enhanced in this environment. Strong relative earnings increases from growth stocks stand out, as earnings for the broad market decelerate, which historically has led to the growth equity style outperforming the value equity style in similar periods. Our current sector allocations reflect this focus on high-quality growth companies that can deliver solid earnings, even as we transition into a period of somewhat slower economic growth. The most heavily weighted sectors within the Fund include electronic technology, health technology, finance, and energy minerals.
          Relative to the S&P 500 Index, performance over the past year was aided by strong stock selection and an overweighted position in the energy minerals sector, along with good stock selection in retail trade and health technology. Valero Energy (+69% over the past twelve months), Suncor Energy (+72%), Schlumberger (+73%), and Celgene (+133%) were among the key winners over the period. The lagging sectors within the Fund over the period were process industries, health services, and electronic technology.
          Changes to sector allocations were relatively modest over the past twelve months. Our belief in the sustainability of higher oil and gas prices led to increases in both the energy minerals and industrial service sectors. Positions were also increased in producer manufacturing and finance sectors. The relative underperformance of the electronic technology and technology service sectors was a key factor in lower sector allocations in these traditional growth groups. Consumer services and retail trade also declined, as we believe the imminent economic slowdown has clouded growth prospects in these areas.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$37.60 Per Share
6/30/05:	$34.27 Per Share

Total Net Assets:	$101.9 Million

Weighted Average Market Cap:	$67.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	-2.24%	-3.90%	-1.66%
6 Month**	1.24	-0.93	2.76
1 Year	9.91	6.12	9.08
5 Year	-0.41	-0.76	3.12
10 Year	5.64	5.42	8.56
Inception***	10.94	11.76	13.35
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	9.91%	6.12%	9.08%
5 Year	-2.03	-3.75	16.61
10 Year	73.10	69.54	127.38
Inception***	1087.28	1315.03	1882.82
(9/2/82)

*As of 6/30/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Rus-sell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have grown to $17,310 in the Fund or $16,954 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1.	Valero Energy Corp.
2.	General Electric Co.
3.	Schlumberger, Ltd.
4.	Citigroup, Inc.
5.	PepsiCo, Inc.
6.	Microsoft Corp.
7.	Cisco Systems, Inc.
8.	Crown Castle Intl Corp.
9.	Marriott Intl, Inc.
10.	Occidental Pete Corp.

Total Number of Holdings: 87

Sit Large Cap Growth Fund

Portfolio of Investments - June 30, 2006

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (93.5%) (2)
Communications (2.5%)
49,400	Crown Castle Intl. Corp. (3)	1,706,276
40,600	Vodafone Group, A.D.R.	864,780

		2,571,056

Consumer Non-Durables (3.1%)
31,900	PepsiCo, Inc.	1,915,276
22,400	Procter & Gamble Co.	1,245,440

		3,160,716

Consumer Services (5.1%)
19,500	Comcast Corp. (3)	638,430
20,000	Harrah’s Entertainment, Inc.	1,423,600
43,600	Marriott International, Inc.	1,662,032
24,900	News Corp.	477,582
17,100	Starbucks Corp. (3)	645,696
19,400	Time Warner, Inc.	335,620

		5,182,960

Electronic Technology (10.6%)
36,800	Analog Devices, Inc.	1,182,752
18,200	Applied Materials, Inc.	296,296
90,000	Cisco Systems, Inc. (3)	1,757,700
27,000	Dell Computer Corp. (3)	659,070
132,600	EMC Corp. (3)	1,454,622
6,100	Hewlett-Packard Co.	193,248
51,100	Intel Corp.	968,345
19,900	Juniper Networks, Inc. (3)	318,201
38,900	Motorola, Inc.	783,835
58,400	Nokia Corp., A.D.R.	1,183,184
40,800	Qualcomm, Inc.	1,634,856
13,300	Texas Instruments, Inc.	402,857

		10,834,966

Energy Minerals (11.0%)
6,500	ConocoPhillips Co.	425,945
27,000	CONSOL Energy, Inc.	1,261,440
21,700	Murphy Oil Corp.	1,212,162
16,000	Occidental Petroleum Corp.	1,640,800
23,900	Southwestern Energy Co. (3)	744,724
19,500	Suncor Energy, Inc.	1,579,695
42,800	Valero Energy Corp.	2,847,056
34,066	XTO Energy, Inc.	1,508,102

		11,219,924

Quantity	Name of Issuer	Market Value ($)(1)

Finance (12.2%)
19,100	American Express Co.	1,016,502
24,462	American International Group, Inc.	1,444,481
9,800	Chubb Corp.	489,020
41,100	Citigroup, Inc.	1,982,664
17,700	Franklin Resources, Inc.	1,536,537
36,800	J.P. Morgan Chase & Co.	1,545,600
22,500	Nomura Holdings, Inc.	423,000
12,900	Prudential Financial, Inc.	1,002,330
10,300	The Goldman Sachs Group, Inc.	1,549,429
22,100	Wells Fargo Co.	1,482,468

		12,472,031

Health Services (2.2%)
27,600	UnitedHealth Group, Inc.	1,235,928
13,000	WellPoint, Inc. (3)	946,010

		2,181,938

Health Technology (11.7%)
15,100	Abbott Laboratories	658,511
22,900	Amgen, Inc. (3)	1,493,767
29,800	Celgene Corp. (3)	1,413,414
24,050	Elan Corp., A.D.R. (3)	401,635
21,500	Eli Lilly and Co.	1,188,305
18,500	Genentech, Inc. (3)	1,513,300
9,400	Gilead Sciences, Inc. (3)	556,104
14,750	Johnson & Johnson	883,820
24,600	Medtronic, Inc.	1,154,232
42,225	Pfizer, Inc.	991,021
29,900	St. Jude Medical, Inc. (3)	969,358
22,200	Teva Pharmaceutical, Ltd., A.D.R.	701,298

		11,924,765

Industrial Services (4.7%)
32,600	Nabors Industries, Ltd. (3)	1,101,554
20,400	Noble Corp.	1,518,168
32,400	Schlumberger, Ltd.	2,109,564

		4,729,286

Non-Energy Minerals (1.4%)
8,400	Allegheny Technologies, Inc.	581,616
7,100	Freeport-McMoRan Copper & Gold, Inc.	393,411
4,800	Southern Copper Corp.	427,824

		1,402,851

Process Industries (2.0%)
15,100	Air Products and Chemicals, Inc.	965,192
12,100	Monsanto Co.	1,018,699

		1,983,891

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (10.5%)
15,000	Caterpillar, Inc.	1,117,200
16,900	Emerson Electronic Co.	1,416,389
16,600	General Dynamics Corp.	1,086,636
75,800	General Electric Co.	2,498,368
22,800	ITT Industries, Inc.	1,128,600
12,600	3M Co.	1,017,702
15,500	The Boeing Co.	1,269,605
18,300	United Technologies Corp.	1,160,586

		10,695,086

Retail Trade (5.1%)
14,675	Best Buy Co., Inc.	804,777
35,800	CVS Corp.	1,099,060
13,700	J.C. Penney Co., Inc.	924,887
12,000	Lowe’s Companies, Inc.	728,040
33,300	Target Corp.	1,627,371

		5,184,135

Technology Services (7.3%)
16,400	Adobe Systems, Inc.	497,904
15,000	Automatic Data Processing, Inc.	680,250
32,200	First Data Corp.	1,450,288
3,300	Google, Inc. (3)	1,383,789
76,900	Microsoft Corp.	1,791,770
18,100	SAP AG	950,612
21,200	Yahoo!, Inc. (3)	699,600

		7,454,213

Transportation (2.9%)
14,800	Burlington Northern Sante Fe Corp.	1,172,900
11,400	United Parcel Service, Inc.	938,562
34,100	UTI Worldwide, Inc.	860,343

		2,971,805

Utilities (1.2%)
38,000	Equitable Research, Inc.	1,273,000

Total common stocks		95,242,623

(cost: $80,860,166)
Short-Term Securities (6.4%) (2)
6,556,000	Sit Money Market Fund, 4.81% (4)	6,556,000

(cost: $6,556,000)

Total investments in securities
(cost: $87,416,166) (5)		$101,798,623

See accompanying notes to portfolios of investments on page 44.

Sit Mid Cap Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s twelve-month return was +15.34%, compared to +13.04% for the Russell Mid Cap™ Growth Index. The Russell Mid Cap™ Index also rose +13.66% during the period.
          Once again, mid cap stocks provided solid returns over the past twelve months. Although the equity market has lost some ground in recent weeks as inflation fears and geopolitical tensions have rattled investors, we have viewed this volatility as an opportunity to add to positions in high quality growth stocks. Importantly, recent data has pointed to a slowdown in the rate of economic growth in the second quarter, which should ease investor concerns over further interest rate hikes by the Federal Reserve. As economic growth moderates in the months ahead, investors are likely to focus on companies that can maintain earnings growth. In this regard, we believe that the Fund’s three most heavily-weighted sectors, which are health technology, electronic technology, and technology services, have superior secular growth prospects relative to other market sectors. Although the energy sector is not traditionally viewed as a growth sector, we have maintained a significant overweight in the group, as we believe oil prices are likely to be sustained at high levels. High energy prices will lead to strong growth prospects for companies that can either increase production levels over time or benefit from accelerating capital spending trends in the sector.
          The solid twelve-month relative performance of the Fund was largely driven by strong stock selection in the health technology sector. Our large holding in Celgene (appreciated +133%) and Elan (+145%) contributed significantly to the Fund’s return. Performance also benefited from overweighting the energy sector and underweighting the consumer durables sector, which was negatively impacted by poor performance of housing-related stocks. The Fund’s holdings in both the electronic technology and technology service sectors underperformed during the period, with share price declines in Juniper Networks, Symantec, Xilinx, and Cognos.
          Given the strong relative earnings growth outlook and increasingly attractive valuations, we remain enthusiastic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$13.01 Per Share
6/30/05:	$11.28 Per Share

Total Net Assets:	$191.5 Million

Weighted Average Market Cap:	$11.7 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid Cap™ Growth Index(1)	Russell Mid Cap™ Index(2)

3 Month**	-4.06%	-4.69%	-2.58%
6 Month**	1.96	2.56	4.84
1 Year	15.34	13.04	13.66
5 Year	1.45	4.76	9.92
10 Year	6.32	8.46	12.06
Inception	13.61	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid Cap™ Growth Index(1)	Russell Mid Cap™ Index(2)

1 Year	15.34%	13.04%	13.66%
5 Year	7.47	26.18	60.45
10 Year	84.54	125.32	212.16
Inception	1995.85	n/a	n/a
(9/2/82)

*As of 6/30/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have grown to $18,454 in the Fund or $22,532 in the Russell Mid Cap™ Growth Index.

TOP 10 HOLDINGS

1.	Celgene Corp.
2.	XTO Energy, Inc.
3.	Valero Energy, Inc.
4.	Caremark Rx, Inc.
5.	Cognizant Tech. Solutions Corp.
6.	C H Robinson Worldwide, Inc.
7.	Coach, Inc.
8.	Marriott International, Inc.
9.	TCF Financial Corp.
10.	BJ Services Co.
Total Number of Holdings: 86

Sit Mid Cap Growth Fund
Portfolio of Investments - June 30, 2006

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (91.3%) (2)

Commercial Services (0.6%)
18,100	Getty Images, Inc. (3)	1,149,531

Communications (2.3%)
89,600	American Tower Corp. (3)	2,788,352
30,100	NII Holdings, Inc. (3)	1,697,038

		4,485,390

Consumer Durables (1.4%)
72,700	Scientific Games Corp. (3)	2,589,574

Consumer Non-Durables (2.1%)
114,800	Coach, Inc. (3)	3,432,520
3,000	Hansen Natural Corp. (3)	571,110

		4,003,630

Consumer Services (3.9%)
40,800	Harrah’s Entertainment, Inc.	2,904,144
87,700	Marriott International, Inc.	3,343,124
32,200	Royal Caribbean Cruises, Ltd.	1,231,650

		7,478,918

Electronic Technology (10.9%)
91,150	Analog Devices, Inc.	2,929,561
36,200	Apple Computer, Inc. (3)	2,067,744
94,600	ATI Technologies, Inc. (3)	1,381,160
97,175	Broadcom Corp. (3)	2,920,109
109,250	Juniper Networks, Inc. (3)	1,746,908
37,800	KLA-Tencor Corp.	1,571,346
35,500	Lam Research Corp. (3)	1,655,010
58,200	Network Appliance, Inc. (3)	2,054,460
61,900	Tellabs, Inc. (3)	823,889
26,450	Trimble Navigation, Ltd. (3)	1,180,728
112,783	Xilinx, Inc.	2,554,535

		20,885,450

Energy Minerals (10.1%)
39,100	Apache Corp.	2,668,575
42,300	Murphy Oil Corp.	2,362,878
76,400	Southwestern Energy Corp. (3)	2,380,624
29,400	Tesoro Corp.	2,186,184
69,572	Valero Energy Corp.	4,627,929
114,816	XTO Energy, Inc.	5,082,904

		19,309,094

Quantity	Name of Issuer	Market Value ($)(1)

Finance (8.7%)
44,450	Ace, Ltd.	2,248,726
10,800	Affiliated Managers Group, Inc. (3)	938,412
2,200	Chicago Mercantile Exchange Hldgs., Inc.	1,080,530
59,700	HCC Insurance Holdings, Inc.	1,757,568
45,150	Hudson City Bancorp, Inc.	601,850
15,600	IntercontinentalExchange, Inc. (3)	903,864
22,950	Legg Mason, Inc.	2,283,984
22,100	Lehman Brothers Holdings, Inc.	1,439,815
125,300	TCF Financial Corp.	3,314,185
54,500	T. Rowe Price Group, Inc.	2,060,645

		16,629,579

Health Services (5.3%)
79,550	Caremark Rx, Inc.	3,967,158
44,900	Coventry Health Care, Inc. (3)	2,466,806
30,200	Laboratory Corp. (3)	1,879,346
28,000	Stericycle, Inc. (3)	1,822,800

		10,136,110

Health Technology (11.8%)
22,700	Alcon, Inc.	2,237,085
7,400	Allergan, Inc.	793,724
151,500	Celgene Corp. (3)	7,185,645
115,750	Elan Corp., A.D.R. (3)	1,933,025
19,500	Gilead Sciences, Inc. (3)	1,153,620
11,200	Intuitive Surgical, Inc. (3)	1,321,264
39,500	Kyphon, Inc. (3)	1,515,220
49,500	Teva Pharmaceutical Industries, A.D.R.	1,563,705
62,050	Thermo Electron Corp. (3)	2,248,692
40,500	Varian Medical Systems, Inc. (3)	1,917,675
18,300	Vertex Pharmaceuticals, Inc. (3)	671,793

		22,541,448

Industrial Services (6.2%)
80,200	BJ Services Co.	2,988,252
26,800	CARBO Ceramics, Inc.	1,316,684
60,700	Nabors Industries, Ltd. (3)	2,051,053
36,200	Noble Corp.	2,694,004
65,100	Smith International, Inc.	2,894,997

		11,944,990

Non-Energy Minerals (1.6%)
20,200	Allegheny Technologies, Inc.	1,398,648
14,300	RTI International Metals, Inc. (3)	798,512
10,600	Southern Copper Corp.	944,778

		3,141,938

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (7.8%)
50,500	AMETEK, Inc.	2,392,690
45,000	Anixter International, Inc. (3)	2,135,700
27,800	IDEX Corp.	1,312,160
53,500	ITT Industries, Inc.	2,648,250
16,600	Jacobs Engineering Group, Inc. (3)	1,322,024
46,400	Precision Castparts Corp.	2,772,864
34,000	Rockwell Automation, Inc.	2,448,340

		15,032,028

Retail Trade (4.2%)
26,375	Best Buy Co., Inc.	1,446,405
94,200	Chico’s FAS, Inc. (3)	2,541,516
28,800	Nordstrom, Inc.	1,051,200
74,275	Staples, Inc.	1,806,368
19,100	Whole Foods Market, Inc.	1,234,624

		8,080,113

Technology Services (11.4%)
80,590	Adobe Systems, Inc. (3)	2,446,712
50,450	Akamai Technologies, Inc. (3)	1,825,785
41,600	Amdocs, Ltd. (3)	1,522,560
47,100	Autodesk, Inc. (3)	1,623,066
52,800	Business Objects, A.D.R. (3)	1,436,160
82,600	Ceridian Corp. (3)	2,018,744
56,500	Cognizant Tech. Solutions Corp. (3)	3,806,405
47,800	Cognos, Inc. (3)	1,359,910
83,500	McAfee, Inc. (3)	2,026,545
35,250	NAVTEQ (3)	1,574,970
30,600	Paychex, Inc.	1,192,788
43,100	Red Hat, Inc. (3)	1,008,540

		21,842,185

Transportation (3.0%)
67,000	C.H. Robinson Worldwide, Inc.	3,571,100
83,400	UTI Worldwide, Inc.	2,104,182

		5,675,282

Total common stocks		174,925,260

(cost: $122,958,778)

Short-Term Securities (8.9%) (2)
16,982,000	Sit Money Market Fund, 4.81% (4)	16,982,000

(cost: $16,982,000)

Total investments in securities
(cost: $139,940,778) (5)		$191,907,260

See accompanying notes to portfolios of investments on page 44.

Sit International Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

         The Sit International Growth Fund outperformed for the last fiscal year, returning +26.37% versus +25.98% for the MSCI EAFE Growth Index. The outperformance was the result of positive stock selection and country allocation. Stocks in the energy sector, along with European and Japanese consumer discretionary stocks, were clear outperformers. Emerging market software and telecommunication companies also contributed positively.

          The Fund’s weight remained virtually unchanged at 48.3% in Europe at year-end, versus 66.1% for the Index. There continues to be positive economic indicators along with progressing reforms that make us confident in Europe’s continued recovery. We expect high M&A activity given attractive valuations and ample cash levels. We emphasize free cash flow amongst other financial criteria as we believe it indicates company quality, fiscal discipline, and capacity to increase dividends, favoring European multinationals and world-class exporters. Within this context we increased the capital goods sector via Vestas Wind Systems and BAE Systems along with the financial sector through Banca Populare di Milano, National Bank of Greece, and Raiffeisen Bank.
           The Fund’s Japan weight of 24.8% is essentially in line with the Index at 24.3%. Having ended its zero interest rate policy, it appears that the Bank of Japan may slowly increase interest rates to reduce the chance of an overheating economy. Although inducing volatility in the short term, we believe the longer-term benefits far exceed any short-term weakness. Given our belief in a balanced growth portfolio we continue to hold globally dominant companies, conservative growth companies, and Japan restructuring participants.
          Given the rapid appreciation in material companies, the Asia ex-Japan weight increased to 14.1%, overweight the Index weight of 9.6%. The commodity companies (BHP Billiton and Rio Tinto) are benefiting from high demand, particularly from China, and limited supply.
         The Fund’s non-Index investments consist of stocks in Latin America, Israel, Canada, and Czechoslovakia. While we hold several non-Index companies, the focus is on consumer consumption stocks, global technology investments, and energy holdings.

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$15.48 Per Share
6/30/05:	$12.31 Per Share

Total Net Assets:	$34.7 Million

Weighted Average Market Cap:	$59.8 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	-1.46%	0.26%	0.70%
6 Month**	7.50	9.29	10.16
1 Year	26.37	25.98	26.56
5 Year	1.47	8.11	10.02
10 Year	1.83	3.89	6.39
Inception	5.35	4.65	7.05
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	26.37%	25.98%	26.56%
5 Year	7.58	47.72	61.18
10 Year	19.94	46.53	85.86
Inception	114.74	94.85	171.77
(11/1/91)

*As of 6/30/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East.
(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have grown to $11,994 in the Fund or $14,653 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - June 30, 2006

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Rio Tinto, A.D.R.
3.	Mitsubishi UFJ Financial Group, Inc.
4.	Sumitomo Financial Group
5.	NII Holdings, Inc.
6.	Novartis, A.G.
7.	Roche Holdings, A.G.
8.	Nestle, SA
9.	SAP AG
10.	Veolia Environment
Total Number of Holdings: 95

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (95.8%) (2)
Africa/ Middle East (2.5%)
Israel (2.5%)
7,600	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	278,160
11,600	Lipman Electronic, A.D.R. (Electronic Tech.)	329,208
8,000	Teva Pharmaceutical, A.D.R. (Health Tech.)	252,720

		860,088

Asia (37.3%)
Australia (7.4%)
17,444	Australia and New Zealand Banking Group (Finance)	344,606
55,386	BHP Billiton, Ltd. (Non-Energy Minerals)	1,193,319
4,900	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	1,027,579

		2,565,504

Hong Kong / China (3.6%)
65,800	Hongkong Land Holdings, Ltd. (Finance)	240,828
18,600	HSBC Holdings, p.l.c. (Finance)	325,925
334,000	Petrochina Co., Ltd. (Energy Minerals)	356,920
31,600	Sun Hung Kai Properties, Ltd. (Finance)	322,225

		1,245,898

India * (0.4%)
6,500	ICICI Bank, A.D.R. (Finance)	153,725

Japan (24.8%)
6,800	AFLAC, Inc., A.D.R. (Finance)	315,180
30,000	Asahi Breweries (Consumer Non-Durables)	421,729
10,500	Canon, Inc. (Electronic Tech.)	515,287
57	DENTSU, Inc. (Consumer Svcs.)	157,565
65	East Japan Railway (Transportation)	483,314
5,900	FANUC LTD. (Producer Mfg.)	530,569
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	355,649
14,200	Ito En, Ltd. (Consumer Non Durables)	520,474
11,000	Kao Corp. (Consumer Non-Durables)	288,195
14	Millea Holdings, Inc. (Finance)	260,858

Quantity	Name of Issuer	Market Value ($)(1)

8,400	Matsumotokiyoshi Co., Ltd. (Retail Trade)	213,830
63	Mitsubishi UFJ Financial Group, Inc. (Finance)	881,494
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	108,892
6,500	Nikko Cordial Corp. (Finance)	83,244
66,000	Nippon Oil Corp. (Energy Minerals)	482,666
4,000	NITTO DENKO Corp. (Producer Mfg.)	285,177
20,000	Nomura Holdings, Inc. (Finance)	375,279
6,000	Seven & I Holdings Co., Ltd. (Retail Trade)	197,874
57,000	SHIMIZU Corp. (Producer Mfg.)	319,617
77	Sumitomo Mitsui Financial Group, Inc. (Finance)	815,029
7,500	Takeda Pharmaceutical Co. (Health Tech.)	467,130
5,200	Yamada Denki Co. (Retail Trade)	530,849

		8,609,901

South Korea (0.7%)
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	238,352

Thailand (0.4%)
62,000	Advanced Info Services (Communications)	146,245

Europe (48.3%)
Austria (0.5%)
2,000	Raiffeisen Intl. Bank Holding A.G. (Finance)	173,642

Czech Republic (1.2%)
6,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	417,054

Denmark (1.0%)
13,000	Vestas Wind Systems A/S (Process Industries) (3)	355,432

Finland (0.9%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	304,913

France (8.1%)
12,136	AXA (Finance)	398,187
12,136	AXA Rights (Finance)	10,242
8,000	Business Objects, A.D.R. (Tech. Svcs.) (3)	217,600
2,392	Danone (Consumer Non-Durables)	303,867
5,277	Sanofi-Aventis (Health Tech.)	514,832
5,800	Schlumberger, Ltd. (Industrial Svcs.)	377,638
6,884	Total, S.A. (Energy Minerals)	452,877
10,558	Veolia Environment (Utilities)	545,538

		2,820,781

Quantity	Name of Issuer	Market Value ($)(1)
Germany (6.4%)
2,500	Allianz AG (Finance)	394,626
1,175	Fresenius AG (Health Tech.)	195,691
2,487	Muenchener Rueckver (Finance)	339,881
937	Puma AG (Consumer Durables)	364,139
2,723	SAP AG (Tech. Services)	574,146
3,896	Siemens AG (Producer Mfg.)	338,902

		2,207,385

Greece (0.7%)
6,013	National Bank of Greece S.A. (Finance)	237,423

Ireland (1.5%)
21,920	Anglo Irish Bank Corp. (Finance) (3)	340,542
11,500	Elan Corp., A.D.R. (Health Tech.) (3)	192,050

		532,592

Italy (2.0%)
31,100	Azimut Holdings SpA (Finance) (3)	324,095
28,500	Banco Popolare di Milano Scarl (Finance)	363,142

		687,237

Netherlands (2.1%)
10,309	ING Groep N.V. (Finance)	405,073
10,910	Philips Electronics N.V. (Consumer Durables)	340,802

		745,875

Spain (1.5%)
31,343	Telefonica, S.A. (Communications)	521,802

Sweden (1.3%)
13,500	Ericsson, A.D.R. (Electronic Tech.)	446,040

Switzerland (11.3%)
7,614	Credit Suisse Group (Finance)	425,141
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	418,118
2,000	Logitech Internat Depository Receipt (Electronic Tech.) (3)	77,560
1,982	Nestle, S.A. (Consumer Non-Durables)	621,296
12,586	Novartis, A.G. (Health Tech.)	680,158
2,146	Panalpina Welttransport Holding (Transportation) (3)	199,184
3,767	Roche Holdings, A.G. (Health Tech.)	621,478
3,076	Synthes, Inc. (Health Tech.) (3)	370,375
4,641	UBS, A.G. (Finance)	507,669

		3,920,979

United Kingdom (9.8%)
24,800	BAE Systems p.l.c. (Producer Manufacturing)	169,601
15,266	Barclays, p.l.c. (Finance)	173,506
5,100	BP p.l.c., A.D.R. (Energy Minerals)	355,011
21,018	Burberry Group, p.l.c. (Retail Trade)	167,158

Quantity	Name of Issuer	Market Value ($)(1)

4,829	Cairn Energy, p.l.c. (Energy Minerals) (3)	195,868
9,500	GlaxoSmithkline, A.D.R. (Health Tech.)	530,100
14,289	Ladbrokes p.l.c. (Consumer Svcs.)	107,697
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	367,446
9,427	Royal Bank of Scotland (Finance)	310,008
60,712	Tesco, p.l.c. (Retail Trade)	375,050
210,696	Vodafone Group, p.l.c. (Communications)	449,123
15,354	WPP Group p.l.c. (Consumer Svcs.)	185,866

		3,386,434

Latin America (4.1%)
Argentina (0.8%)
6,750	Tenaris S.A., A.D.R. (Industrial Services)	273,308

Brazil (0.6%)
9,000	AES Tiete S.A. (Utilities)	216,241

Mexico (2.7%)
12,100	NII Holdings, Inc. (Communications) (3)	682,198
88,260	Wal-Mart de Mexico (Retail Trade)	247,867

		930,065

North America (3.6%)
Canada (3.0%)
2,600	Precision Drilling Trust (Industrial Svcs.)	86,320
7,000	Shoppers Drug Mart Corp. (Retail Trade)	254,923
2,700	Suncor Energy, Inc. (Energy Minerals)	218,727
9,600	Talisman Energy, Inc. (Energy Minerals)	167,808
16,400	Trican Well Service, Ltd. (Energy Minerals)	328,855

		1,056,633

United States (0.6%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	195,636

Total common stocks (cost: $24,055,806)		33,249,185

Closed-End Mutual Fund (1.5%) (2)
11,500	India Fund* (Consumer Svcs.)	531,185

(cost: $206,645)
Short Term Securities (2.7%) (2)
923,000	Sit Money Market Fund, 4.81% (4)	923,000

(cost: $923,000)
Total investments in securities (cost: $25,185,451) (5)		$ 34,703,370

*	The fund’s total investments in India including the India Fund comprises 1.9% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Small Cap Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned +20.62% over the past twelve months. This compares to a +14.58% return for both the Russell 2000® Growth Index and the Russell 2000® Index.

          Small cap stocks posted exceptional returns over the last twelve months, overcoming persistent investor concerns over rising oil prices, interest rates, and the potential for moderating economic growth. While these issues have recently intensified and triggered a market correction since the highs achieved in early May, we believe the stage is set for a resumption of positive sentiment as the year progresses. Specifically, based on recent signs that economic growth is moderating, there is a strong possibility that the string of Federal Reserve rate increases may be nearing an end. Stocks have historically responded favorably at the end of a tightening cycle, and we are positioning the portfolio based on this expectation. We remain particularly optimistic over the prospects for growth stocks, given their improving earnings growth trends relative to the broader market and increasingly attractive valuations after the recent pullback. Our current sector allocations reflect this focus on earnings growth, with the most heavily weighted sectors including health technology, electronic technology, and industrial services. In addition, we anticipate adding to the underweighted finance sector, as fears over higher interest rates ease.
          Relative to the Russell 2000® Growth Index, the Fund’s strong relative performance was most positively impacted by stock selection, although our overweighted position in the energy sector also contributed to returns. In terms of individual stocks, the most significant contributors to performance over the period included Hansen Natural (+349%), Joy Global (+135%), Celgene (+133%) Frontier Oil (+127%), and C.H. Robinson (+85%). Conversely, the Fund’s performance was hurt by several holdings in the retail trade, finance, and commercial services sectors. The poorest performers included CV Therapeutics (-38%), Advance Auto Parts (-33%), and Jos. A. Bank Clothiers (-31%).
          Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$33.46 Per Share
6/30/05:	$27.74 Per Share

Total Net Assets:	$107.0 Million
Weighted Average Market Cap:	$3.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
3 Month**	-5.08%	-7.25%	-5.02%
6 Month**	5.62	6.07	8.21
1 Year	20.62	14.58	14.58
5 Year	2.94	3.49	8.50
10 Year	8.76	4.12	9.05
Inception	13.40	7.51	11.07
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
1 Year	20.62%	14.58%	14.58%
5 Year	15.60	18.70	50.36
10 Year	131.59	49.81	137.81
Inception	352.59	138.52	252.65
(7/1/94)

*As of 6/30/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have grown to $23,159 in the Fund or $14,981 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Frontier Oil Corp.
2.	Affiliated Managers Group, Inc.
3.	Celgene Corp.
4.	Amylin Pharmaceuticals Inc.
5.	Equitable Resources, Inc.
6.	Citrix
7.	Aztar Corp.
8.	Mc Dermott Intl Inc.
9.	URS Corp.
10.	NII Holdings Inc.

Total Number of Holdings: 96

Sit Small Cap Growth Fund
Portfolio of Investments - June 30, 2006

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (93.7%) (2)

Commercial Services (1.0%)
15,900	Getty Images, Inc. (3)	1,009,809

Communications (3.1%)
29,100	NII Holdings, Inc. (3)	1,640,658
62,650	SBA Communications Corp. (3)	1,637,671

		3,278,329

Consumer Durables (1.4%)
41,000	Scientific Games Corp. (3)	1,460,420

Consumer Non-Durables (3.3%)
17,600	Carter’s, Inc. (3)	465,168
46,800	Coach, Inc. (3)	1,399,320
8,500	Hansen Natural Corp. (3)	1,618,145

		3,482,633

Consumer Services (3.3%)
33,300	Aztar Corp. (3)	1,730,268
20,700	Life Time Fitness, Inc. (3)	957,789
13,000	Panera Bread Co. (3)	874,120

		3,562,177

Electronic Technology (11.2%)
80,700	Agere Systems, Inc. (3)	1,182,255
103,650	Arris Group, Inc. (3)	1,359,888
26,200	Cognex Corp.	681,986
20,800	CommScope, Inc. (3)	653,536
30,050	Fairchild Semiconductor International, Inc. (3)	546,009
45,560	Intersil Corp.	1,059,270
41,000	Microsemi Corp. (3)	999,580
18,600	MICROS Systems, Inc. (3)	812,448
15,014	Rackable Systems, Inc. (3)	592,903
29,400	Radyne Corp. (3)	334,572
27,700	Silicon Laboratories, Inc. (3)	973,655
104,950	Sonus Networks, Inc. (3)	519,503
22,100	Trimble Navigation, Ltd. (3)	986,544
31,600	Varian Semiconductor Equip. Assoc., Inc. (3)	1,030,476
10,000	Xyratex, Ltd. (3)	264,500

		11,997,125

Energy Minerals (9.0%)
26,150	Arena Resources, Inc. (3)	896,683
15,800	ATP Oil & Gas Corp. (3)	662,494
20,450	Carrizo Oil & Gas, Inc. (3)	640,289
26,700	Foundation Coal Holdings, Inc.	1,253,031
89,200	Frontier Oil Corp.	2,890,080
261,775	Gasco Energy, Inc. (3)	1,164,899
15,200	Quicksilver Resources, Inc. (3)	559,512
51,600	Southwestern Energy Co. (3)	1,607,856

		9,674,844

Quantity	Name of Issuer	Market Value ($)(1)

Finance (7.4%)
32,075	Affiliated Managers Group, Inc. (3)	2,786,997
15,600	Boston Private Financial Holdings, Inc.	435,240
21,200	National Financial Partners Corp.	939,372
40,936	New York Community Bancorp, Inc.	675,854
24,500	The Navigators Group, Inc. (3)	1,073,590
50,340	UCBH Holdings, Inc.	832,624
22,350	Wintrust Financial Corp.	1,136,497

		7,880,174

Health Services (4.3%)
20,500	Covance, Inc. (3)	1,255,010
8,700	Coventry Health Care, Inc. (3)	477,978
36,000	Psychiatric Solutions, Inc. (3)	1,031,760
12,650	Stericycle, Inc. (3)	823,515
13,600	United Surgical Partners International, Inc. (3)	408,952
19,400	VCA Antech, Inc. (3)	619,442

		4,616,657

Health Technology (12.7%)
42,700	Amylin Pharmaceuticals, Inc. (3)	2,108,099
54,900	Celgene Corp. (3)	2,603,907
10,400	Conor Medsystems, Inc. (3)	286,936
91,050	CryoLife, Inc. (3)	491,670
57,500	CV Therapeutics, Inc. (3)	803,275
57,900	ev3, Inc. (3)	857,499
7,600	Intuitive Surgical, Inc. (3)	896,572
39,000	Kyphon, Inc. (3)	1,496,040
70,400	NuVasive, Inc. (3)	1,283,392
17,400	Palomar Medical Technologies, Inc. (3)	793,962
18,500	ResMed, Inc. (3)	868,575
30,296	SurModics, Inc. (3)	1,093,989

		13,583,916

Industrial Services (10.7%)
17,000	CARBO Ceramics, Inc.	835,210
32,900	Chicago Bridge & Iron Co.	794,535
19,700	Core Laboratories N.V. (3)	1,202,488
28,900	Flotek Industries, Inc. (3)	449,395
19,000	Granite Construction, Inc.	860,130
15,471	Hydril (3)	1,214,783
4,600	Lufkin Industries, Inc.	273,378
37,950	McDermott International, Inc. (3)	1,725,586
57,500	Pioneer Drilling Co. (3)	887,800
34,900	Todco (3)	1,425,665
40,800	URS Corp. (3)	1,713,600

		11,382,570

Quantity	Name of Issuer	Market Value ($)(1)

Non-Energy Minerals (1.7%)
16,300	RTI International Metals, Inc. (3)	910,192
26,100	Titanium Metals Corp. (3)	897,318

		1,807,510

Producer Manufacturing (8.9%)
31,750	AMETEK, Inc.	1,504,315
17,200	Anixter International, Inc. (3)	816,312
32,300	Astec Industries, Inc. (3)	1,102,076
31,800	DRS Technologies, Inc.	1,550,250
15,400	IDEX Corp.	726,880
27,025	Joy Global, Inc.	1,407,732
29,850	Kaydon Corp.	1,113,703
26,600	Roper Industries, Inc.	1,243,550

		9,464,818

Retail Trade (3.2%)
28,475	Advance Auto Parts, Inc.	822,927
49,475	Coldwater Creek, Inc. (3)	1,323,951
54,800	Jos. A. Bank Clothiers, Inc. (3)	1,313,008

		3,459,886

Technology Services (8.2%)
29,600	ANSYS, Inc. (3)	1,415,472
37,750	Business Objects S.A., A.D.R. (3)	1,026,800
17,700	CACI International, Inc. (3)	1,032,441
43,600	Citrix Systems, Inc. (3)	1,750,104
98,150	Informatica Corp. (3)	1,291,654
13,630	j2 Global Communications, Inc. (3)	425,529
21,925	Kronos, Inc. (3)	793,904
50,800	Quest Software, Inc. (3)	713,232
19,100	The Ultimate Software Group, Inc. (3)	365,956

		8,815,092

Transportation (2.6%)
21,800	C.H. Robinson Worldwide, Inc.	1,161,940
63,100	UTI Worldwide, Inc.	1,592,013

		2,753,953

Utilities (1.7%)
22,400	Basin Water, Inc. (3)	224,448
53,200	Equitable Resources, Inc.	1,782,200

		2,006,648

Total common stocks
(cost: $80,621,814)		100,236,561

Short-Term Securities (6.6%) (2)
7,018,000	Sit Money Market Fund, 4.81% (4)	7,018,000

(cost: $7,018,000)

Total investments in securities
(cost: $87,639,814) (5)		$107,254,561

See accompanying notes to portfolios of investments on page 44.

Sit Science and Technology Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

          The Sit Science and Technology Growth Fund returned +9.63% over the past twelve months, compared to the +5.19% return for the ArcaEx Tech 100 Index. The Nasdaq Composite Price Index returned +5.59% over the period.

          Largely on the heels of strong performance during the final quarter of 2005, science and technology stocks gained ground over the past year. Over the last several weeks, however, stocks have retreated as investors have been confronted with signs of rising inflation and slowing economic growth. We believe that inflation pressures are likely to ease in the coming months, as the economy transitions into a phase of more moderate growth. While the U.S. consumer may feel the brunt of the slowdown, there are enough offsetting positives to sustain economic growth, including: strong corporate balance sheets, low inventory levels in most industries, pent-up demand for business spending, and solid growth in many economies outside the U.S.
          While investor sentiment around science and technology stocks has been volatile over the last several months, we see strong potential for a rebound based on key fundamental factors. First, valuations are compelling. We estimate, for example, that median P/E ratios, based on the respective forward year estimates, are currently lower now (20x as of 6/30/06) compared to twelve months ago (23x as of 6/30/05). Second, balance sheets of the science and technology sector stocks have never been stronger. We estimate that 52 out of 60 companies currently held in the Fund have cash on the balance sheets that exceeds debt levels. This leaves ample room to create shareholder wealth through share repurchases, acquisitions, dividends, or internal growth initiatives. Third, we continue to identify numerous secular growth themes in many diverse areas such as network security, wireless communications, data storage, business intelligence software, biotechnology, and medical devices.
          The Fund’s outperformance over the past year relative to the ArcaEx Tech 100 Index was driven by stock selection, with particularly strong returns from Elan (+145%), Celgene (+133%), J2 Global Communications (+81%), Amylin Pharmaceuticals (+47%), and Google (+43%). Performance of the Fund was negatively impacted by several holdings, including CV Therapeutics (down -48% over the period), Sonus Networks (-24%), and EMC (-20%).
          Given the strong earnings outlook and attractive valuations of companies held in the Fund, we remain enthusiastic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$10.02 Per Share
6/30/05:	$9.14 Per Share

Total Net Assets:	$13.0 Million

Weighted Average Market Cap:	$33.3 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	ArcaEx Tech 100 Index(1)	Nasdaq Composite Price Index(2)

3 Month**	-7.99%	-10.30%	-7.17%
6 Month**	5.11	-6.24	-1.51
1 Year	9.63	5.19	5.59
3 Year	7.57	11.72	10.20
5 Year	-8.01	1.56	0.11
Inception	0.40	12.39	3.89
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	ArcaEx Tech 100 Index(1)	Nasdaq Composite Price Index(2)

1 Year	9.63%	5.19%	5.59%
3 Year	24.47	39.45	33.84
5 Year	-34.14	8.05	0.53
Inception	3.42	169.88	38.31
(12/31/97)

*As of 6/30/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of 100 technology-related exchange-listed and over-the-counter stocks.
(2)

A broad-based capitalization-weighted index that measures stocks in all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index includes over 3,000 companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/06 would have grown to $10,342 in the Fund or $26,988 in the ArcaEx Tech 100 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Google, Inc.
2.	Celgene Corp.
3.	Apple Computer, Inc.
4.	Cisco Systems, Inc.
5.	Qualcomm, Inc.
6.	SAP, A.D.R.
7.	Genentech, Inc.
8.	NAVTEQ
9.	Yahoo!, Inc.
10.	Amgen, Inc.
Total Number of Holdings: 61

Sit Science and Technology Growth Fund

Portfolio of Investments - June 30, 2006

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (97.2%) (2)

Electronic Technology (34.3%)
12,000	Advanced Energy Industries, Inc. (3)	159,480
9,000	Agilent Technologies, Inc. (3)	284,040
8,600	Analog Devices, Inc.	276,404
7,000	Apple Computer, Inc. (3)	399,840
9,000	Broadcom Corp. (3)	270,450
20,000	Cisco Systems, Inc. (3)	390,600
20,300	EMC Corp. (3)	222,691
7,100	Hewlett-Packard Co.	224,928
11,200	Intel Corp.	212,240
7,017	Juniper Networks, Inc. (3)	112,202
2,500	Lam Research Corp. (3)	116,550
6,200	Microsemi Corp. (3)	151,156
5,600	Motorola, Inc.	112,840
6,800	Network Appliance, Inc. (3)	240,040
3,300	Nokia Corp.	66,858
9,600	Qualcomm, Inc.	384,672
13,000	Radyne ComStream, Inc. (3)	147,940
8,800	Rimage Corp. (3)	179,696
15,000	Silicon Image, Inc. (3)	161,700
3,200	Trident Microsystems, Inc. (3)	60,736
9,800	Xilinx, Inc.	221,970
2,400	Xyratex, Ltd. (3)	63,480

		4,460,513

Health Technology (29.4%)
3,700	Advanced Medical Optics, Inc. (3)	187,590
4,400	Amgen, Inc. (3)	287,012
4,700	Amylin Pharmaceuticals, Inc. (3)	232,039
11,800	Celgene Corp. (3)	559,674
6,000	CV Therapeutics, Inc. (3)	83,820
9,500	Elan Corp., A.D.R (3)	158,650
9,600	ev3, Inc. (3)	142,176
3,500	Foxhollow Technologies, Inc. (3)	95,620
3,700	Genentech, Inc. (3)	302,660
3,500	Gen-Probe, Inc. (3)	188,930
2,300	Genzyme Corp. (3)	140,415
3,900	Gilead Sciences, Inc. (3)	230,724
4,900	Kyphon, Inc. (3)	187,964
4,600	Medtronic, Inc.	215,832
11,800	NuVasive, Inc. (3)	215,114
6,000	Surmodics, Inc. (3)	216,660
5,000	St. Jude Medical, Inc. (3)	162,100
2,800	Techne Corp. (3)	142,576
2,300	Vertex Pharmaceuticals, Inc. (3)	84,433

		3,833,989

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (3.0%)
6,500	Energy Conversion Devices, Inc. (3)	236,795
3,700	Harris Corp.	153,587

		390,382

Technology Services (30.5%)
9,000	Adobe Systems, Inc. (3)	273,240
2,400	Akamai Technologies, Inc. (3)	86,856
4,400	ANSYS, Inc. (3)	210,408
3,300	Autodesk, Inc.	113,718
5,600	Business Objects, A.D.R. (3)	152,320
3,400	Cognizant Technology Solutions Corp. (3)	229,058
4,400	First Data Corp.	198,176
5,000	Global Payments, Inc.	242,750
1,600	Google, Inc. (3)	670,928
7,000	J2 Global Communications, Inc. (3)	218,540
8,700	McAfee, Inc. (3)	211,149
8,500	Microsoft Corp.	198,050
6,600	NAVTEQ (3)	294,888
2,300	Red Hat, Inc. (3)	53,820
7,000	SAP, A.D.R.	367,640
8,000	Witness Sytems, Inc. (3)	161,360
8,700	Yahoo!, Inc. (3)	287,100

		3,970,001

Total common stocks		12,654,885

(cost: $10,970,148)

Short-Term Securities (3.4%) (2)
441,000	Sit Money Market Fund, 4.81% (4)	441,000

(cost: $441,000)

Total investments in securities
(cost: $11,411,148) (5)		$ 13,095,885

See accompanying notes to portfolios of investments on page 44.

38

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Sit Developing Markets Growth Fund
One Year Ended June 30, 2006

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

     The Sit Developing Markets Growth Fund returned +34.47% for the latest fiscal year outperforming the MSCI Emerging Markets Index, which appreciated +32.27%. Positive stock selection was the primary driver of performance. The commodity-exposed holdings, along with the holdings in China and India, were key contributors to the outperformance. Latin American telecommunication and energy stocks were also positive contributors. This strong performance was partially offset by poor stock selection in Eastern Europe.
     In Asia, the Fund moved to an overweight position at 58.2% compared with 53.5% for the Index. Commodity (BHP Billiton, POSCO, and Rio Tinto), energy (Xinao Gas and PetroChina), and technology (Taiwain Semiconductor) companies were the unmistakable contributors. In addition, we recently added KS Energy, Wumart Stores, LOTTE Shopping, and High Tech Computer to the Fund.
     The Latin American weight increased slightly to 23.7% versus the Index weight of 19.9%. High oil and material prices are driving consumption growth, leading to further economic expansion. Some of the Fund’s holdings include Southern Copper, Tenaris, Telefonos de Mexico, NII Holdings, and America Movil.
     In Europe, the Fund’s weight has remained virtually unchanged at 8.2% compared to the Index at 13.8%. While the material (Anglo American) and utility (CEZ) holdings contributed positively, this was more than offset by the Hungarian and Turkish financial holdings as those countries aggressively raised interest rates. The Fund recently increased its energy exposure in Eastern Europe through Gazprom (Russia) and Tupras (Turkish refiner).
     The Fund continues to remain underweight in the Middle East and Africa (8.0% versus 12.8% for the Index). The violence in the Middle East has caused us to become more cautious. The Fund’s Israeli holdings consist of global companies that have only a portion of the operations in the Middle East and excellent contingency plans.

INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/06:	$17.38 Per Share
6/30/05:	$12.97 Per Share

Total Net Assets:	$13.1 Million

Weighted Average Market Cap:	$47.7 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	-3.12%	-5.11%	-5.75%
6 Month**	8.56	5.81	5.00
1 Year	34.47	32.27	33.04
5 Year	13.88	18.28	16.55
10 Year	4.85	4.08	n/a
Inception	4.87	3.77	n/a
(7/1/94)
CUMULATIVE TOTAL RETURNS*
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	34.47%	32.27%	33.04%
5 Year	91.55	131.52	115.09
10 Year	60.60	49.20	n/a
Inception	76.95	56.00	n/a
(7/1/94)

*As of 6/30/06		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of over 25 countries.
(2)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of over 26 countries.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/96 and held until 6/30/06 would have increased to $16,060 in the Fund, or $14,920 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - June 30, 2006

10 LARGEST HOLDINGS

1.	Samsung Electronics
2.	Petroleo Brasliero
3.	BHP Billiton, Ltd. A.D.R.
4.	America Movil, A.D.R.
5.	Cia Vale Do Rio Doce
6.	NII Holdings, Inc.
7.	India Fund
8.	Anglo American
9.	Petrochina
10.	Ceske Energeticke Zavody
Total Number of Holdings: 75

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (95.6%) (2)
Africa/ Middle East (8.0%)
Israel (5.6%)
4,600	Amdocs, Ltd. (Technology Svcs.) (3)	168,360
7,350	Lipman (Electronic Tech.)	208,593
5,000	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	140,700
6,800	Teva Pharmaceutical, A.D.R. (Health Tech.)	214,812

		732,465

South Africa (2.4%)
5,300	Bidvest Group, Ltd. (Consumer Svcs.)	73,387
6,900	Naspers, Ltd. (Consumer Svcs.)	117,910
3,000	Sasol (Energy Minerals)	115,920

		307,217

Asia (55.7%)
Australia (4.9%)
8,910	BHP Billiton, Ltd., A.D.R. (Non-Energy Minerals)	383,754
1,200	Rio Tinto, A.D.R, (Non-Energy Minerals)	251,652

		635,406

China / Hong Kong (10.3%)
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	121,038
45,000	Hongkong Land Holdings, Ltd. (Finance)	164,700
262,000	PetroChina Co. (Energy Minerals)	279,979
161,808	Ports Design, Ltd. (Retail Trade)	260,409
11,000	Sun Hung Kai Properties, Ltd. (Finance)	112,167
118,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	132,175
12,000	Wumart Stores, Inc. (Retail Trade)	41,329
242,000	Xinao Gas Holdings, Ltd. (Utlities)	230,565

		1,342,362

Quantity	Name of Issuer	Market Value ($)(1)

India * (4.6%)
6,400	ICICI Bank, A.D.R. (Finance)	151,360
2,300	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	175,743
4,700	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	271,613

		598,716

Indonesia (1.4%)
71,500	PT Astra International Tbk (Producer Mfg.)	75,259
3,400	PT Telekomunikasi (Communications)	109,140

		184,399

Phillipines (1.1%)
991,000	Manila Water Co. (Utilities)	139,899

Russia (4.2%)
2,775	Gazprom, A.D.R. (Energy Minerals)	116,689
3,100	LUKOIL, A.D.R. (Energy Minerals)	259,098
3,800	Vimpel Communications, A.D.R. (Communications) (3)	174,116

		549,903

Singapore (1.4%)
27,600	KS Energy Services, Ltd. (Energy Minerals)	35,605
109,000	Starhub, Ltd. (Communications)	157,157

		192,762

South Korea (15.9%)
550	Cheil Communications, Inc. (Commercial Svcs.)	109,861
11,507	Industrial Bank of Korea (Finance)	193,318
5,200	Korea Electric Power Corp. (Utilities)	98,592
2,200	Kookmin Bank (Finance)	180,879
1,900	Kookmin Bank, A.D.R. (Finance)	157,814
1,831	Lotte Shopping Co., Ltd., G.D.R. (Retail Trade) (3)	35,082
1,800	POSCO, A.D.R. (Non-Energy Minerals)	120,420
1,080	Samsung Electronics (Electronic Tech.)	686,455
5,600	Shinhan Financial Group (Finance)	262,675
310	Shinsegae Co., Ltd. (Retail Trade)	155,212
3,100	SK Telecom Co., A.D.R. (Communications)	72,602

		2,072,910

Taiwan (9.4%)
33,000	Asustek Computer, Inc. (Electronic Tech.)	81,030
76,000	Cathay Financial Holding Co., Ltd. (Finance)	166,192
6,000	High Tech Computer Corp. (Electronic Tech.)	164,932
21,893	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Tech.)	264,907
9,000	Hon Hai Precision Industry Co. , Ltd. (Electronic Tech.)	55,595
8,500	MediaTek, Inc. (Electronic Tech.)	78,760
110,809	Taiwan Semiconductor Co. (Electronic Tech.)	199,872

Quantity	Name of Issuer	Market Value ($)(1)

24,514	Taiwan Semiconductor Manufacturing
	Co., Ltd., A.D.R. (Electronic Tech.)	225,036

		1,236,324

Thailand (2.5%)
45,000	Advanced Info Service Public Co., Ltd. (Communications)	106,146
37,600	Bangkok Bank Public Co., Ltd. (Finance)	104,458
68,200	Thai Public Oil Co. (Energy Minerals)	113,503

		324,107

Europe (8.2%)
Czech Republic (3.6%)
3,000	Central European Media Enterprises, Ltd.
	(Consumer Svcs.) (3)	189,570
8,200	CEZ (Utilities)	276,254

		465,824

Hungary (0.5%)
1,200	OTP Bank, G.D.R. (Finance)	67,800

Turkey (1.9%)
30,339	Finansbank AS (Finance)	147,063
6,000	Tupras-Turkiye Petrol Rafinerileri A.S.
	(Energy Minerals)	100,094

		247,157

United Kingdom (2.2%)
7,090	Anglo American p.l.c. (Non-Energy Minerals)	290,854

Latin America (23.7%)
Argentina (1.7%)
5,550	Tenaris S.A., A.D.R. (Industrial Svcs.)	224,719

Brazil (11.0%)
4,800	AES Tiete S.A. (Utilities)	115,329
5,958	Banco Bradesco S.A. (Finance)	185,905
2,100	Companhia Brasileira de Distribuicao Grupo
	Pao de Acucar, A.D.R. (Retail Trade)	65,394
2,100	Companhia de Bebidas das Americas (Consumer Non-Durables)	86,625
14,600	Companhia Vale do Rio Doce, A.D.R.
	(Non-Energy Minerals)	350,984
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	141,613
19,940	Petrobras (Energy Minerals)	396,635
6,900	Tele Norte Leste Participacoes, A.D.R.
	(Communications)	87,975

		1,430,460

Mexico (10.0%)
10,800	America Movil, A.D.R. (Communications)	359,208
1,500	Cemex S.A. de C.V., A.D.R.
	(Non-Energy Minerals)	85,455

Quantity	Name of Issuer	Market Value ($)(1)

6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	123,584
4,200	Homex, A.D.R. (Consumer Durables) (3)	137,802
5,700	NII Holdings, Inc. (Communications) (3)	321,366
3,800	Telefonos de Mexico, A.D.R.
	(Communications)	79,154
72,540	Wal-Mart de Mexico (Retail Trade)	203,720

		1,310,289

Peru (1.0%)
1,400	Southern Copper Corp.
	(Non-Energy Minerals)	124,782

Total common stocks		12,478,355

(cost: $7,376,939)
Closed-End Mutual Fund (2.4%) (2)
6,940	India Fund* (Consumer Services)	320,559

(cost: $98,294)
Short-Term Securities (1.8%) (2)
238,000	Sit Money Market Fund, 4.81% (4)	238,000

(cost: $238,000)
Total investments in securities
(cost: $7,713,233) (5)		$13,036,914

* The fund’s total investments in India including the India Fund comprises 7.0% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Mutual Funds
Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At June 30, 2006, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$10,443,954	$21,932,970	$87,452,944	$139,994,663

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$1,692,664	$2,557,509	$19,559,245	$57,037,434
Gross unrealized depreciation	(510,396)	(223,174)	(5,213,566)	(5,124,837)

Net unrealized appreciation (depreciation)	$1,182,268	$2,334,335	$14,345,679	$51,912,597

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$25,188,287	$87,645,003	$11,458,260	$7,713,233

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$10,009,831	$24,865,933	$3,068,763	$5,418,810
Gross unrealized depreciation	(494,748)	(5,256,375)	(1,431,138)	(95,129)

Net unrealized appreciation (depreciation)	$9,515,083	$19,609,558	$1,637,625	$5,323,681

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Sit Mutual Funds
June 30, 2006

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

ASSETS
Investments in securities, at identified cost	$10,373,182	$21,902,409	$87,416,166	$139,940,778

Investments in securities, at market value - see accompanying schedules for detail	$11,482,222	$23,643,305	$95,242,623	$174,925,260
Investments in affiliated mutual funds	144,000	624,000	6,556,000	16,982,000
Cash in bank on demand deposit	828	1,806	101	582
Accrued interest and dividends receivable	38,176	33,497	110,095	141,955
Receivable for investment securities sold	51,964	43,286	—	—
Other receivables	—	—	11,287	30
Receivable for Fund shares sold	—	—	97,025	—

Total assets	11,717,190	24,345,894	102,017,131	192,049,827

LIABILITIES
Payable for investment securities purchased	40,598	140,699	45,480	123,727
Payable for Fund shares redeemed	44,041	—	15,889	59,777
Other payables	6,016	215	—	148,725
Accrued investment management and advisory services fee	9,641	19,468	82,894	176,449

Total liabilities	100,296	160,382	144,263	508,678

Net assets applicable to outstanding capital stock	$11,616,894	$24,185,512	$101,872,868	$191,541,149

Net assets consist of:
Capital (par value and paid-in surplus)	$15,266,723	$21,476,073	$106,508,000	$166,040,138
Undistributed (distributions in excess of) net investment income	56,964	113,866	332,855	—
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,959,833)	230,677	(19,350,444)	(26,465,471)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,253,040	2,364,896	14,382,457	51,966,482

	$11,616,894	$24,185,512	$101,872,868	$191,541,149

Outstanding shares:
Class I	767,093	1,968,096	2,709,662	14,726,125
Class S	—	3,944	—	—

Net assets applicable to outstanding shares:
Class I	11,616,894	24,137,160	101,872,868	191,541,149
Class S	—	48,352	—	—

Net asset value per share of outstanding capital stock:
Class I	$15.14	$12.26	$37.60	$13.01
Class S	—	$12.26	—	—

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

ASSETS
Investments in securities, at identified cost	$25,185,451	$87,639,814	$11,411,148	$7,713,233

Investments in securities, at market value - see accompanying schedules for detail	$33,780,370	$100,236,561	$12,654,885	$12,798,914
Investments in affiliated mutual funds	923,000	7,018,000	441,000	238,000
Cash in bank on demand deposit	12,841	75	568	4,752
Accrued interest and dividends receivable	106,062	50,785	3,098	36,329
Receivable for investment securities sold	—	—	—	—
Other receivables	—	52,164	—	5,538
Receivable for Fund shares sold	—	45,163	—	—

Total assets	34,822,273	107,402,748	13,099,551	13,083,533

LIABILITIES
Payable for investment securities purchased	47,544	78,080	29,700	—
Payable for Fund shares redeemed	—	211,051	17,200	5,003
Other payables	29,024	—	13,997	—
Accrued investment management and advisory services fee	46,162	136,670	14,266	21,254

Total liabilities	122,730	425,801	75,163	26,257

Net assets applicable to outstanding capital stock	$34,699,543	$106,976,947	$13,024,388	$13,057,276

Net assets consist of:
Capital (par value and paid-in surplus)	$57,946,136	$132,365,608	$32,103,224	$8,592,767
Undistributed (distributions in excess of) net investment income	302,768	—	—	33,269
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(33,067,076)	(45,003,408)	(20,763,573)	(892,393)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	9,517,715	19,614,747	1,684,737	5,323,633

	$34,699,543	$106,976,947	$13,024,388	$13,057,276

Outstanding shares:
Class I	2,241,276	3,196,758	1,299,210	751,304
Class S	—	—	—	—

Net assets applicable to outstanding shares:
Class I	34,699,543	106,976,947	13,024,388	13,057,276
Class S	—	—	—	—

Net asset value per share of outstanding capital stock:
Class I	$15.48	$33.46	$10.02	$17.38
Class S	—	—	—	—

See accompanying notes to financial statements on page 54.

Sit Mutual Funds
One Year Ended June 30, 2006

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Investment income:
Income:
Dividends *	$128,799	$581,465	$1,037,333	$1,933,630
Interest	208,545	25,418	218,410	463,910

Total income	337,344	606,883	1,255,743	2,397,540

Expenses (note 3):
Investment management and advisory services fee	121,175	196,117	859,434	2,683,950
12b-1 Fee - Class S	—	23	—	—
Less fees and expenses absorbed by investment adviser	—	—	—	(214,716)

Total net expenses	121,175	196,140	859,434	2,469,234

Net investment income (loss)	216,169	410,743	396,309	(71,694)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	557,766	333,820	2,613,549	25,755,297
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,730)	1,571,176	3,560,526	3,751,384
Realized gain (loss) on foreign currency transactions	—	—	—	—

Net gain (loss) on investments	511,036	1,904,996	6,174,075	29,506,681

Net increase (decrease) in net assets resulting from operations	$727,205	$2,315,739	$6,570,384	$29,434,987

* Dividends are net of foreign withholding tax of $48,996 and $25,905 in the International Growth Fund and Developing Markets Growth Fund, respectively.

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Investment income:
Income:
Dividends *	$773,600	$1,229,818	$74,878	$287,124
Interest	19,447	636,327	16,844	23,058

Total income	793,047	1,866,145	91,722	310,182

Expenses (note 3):
Investment management and advisory services fee	598,888	3,366,584	220,582	276,674
12b-1 Fee - Class S	—	—	—	—
Less fees and expenses absorbed by investment adviser	(113,303)	—	(22,058)	—

Total net expenses	485,585	3,366,584	198,524	276,674

Net investment income (loss)	307,462	(1,500,439)	(106,802)	33,508

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	1,367,545	65,957,997	1,360,505	1,505,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,615,497	(22,453,267)	256,256	2,399,673

Realized gain (loss) on foreign currency transactions	(2,930)	—	—	(239)

Net gain (loss) on investments	6,980,112	43,504,730	1,616,761	3,904,438

Net increase (decrease) in net assets resulting from operations	$7,287,574	$42,004,291	$1,509,959	$3,937,946

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund

	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Operations:
Net investment income (loss)	$216,169	$221,521	$410,743	$182,928
Net realized gain (loss) on investments	557,766	200,246	333,820	174,285
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,730)	426,322	1,571,176	671,537
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	727,205	848,089	2,315,739	1,028,750

Distributions to shareholders from:
Net investment income
Class I	(212,000)	(226,000)	(360,567)	(146,000)
Class S	—	—	(432)	—
Net realized gains on investments
Class I	—	—	(225,199)	—
Class S	—	—	—	—

Total distributions	(212,000)	(226,000)	(586,198)	(146,000)

Capital share transactions:
Proceeds from shares sold
Class I	1,107,413	1,225,645	9,310,708	7,459,382
Class S	—	—	148,812	—
Reinvested distributions
Class I	210,264	223,911	553,551	128,579
Class S	—	—	432	—
Payments for shares redeemed
Class I	(2,467,234)	(2,261,666)	(1,650,145)	(1,146,817)
Class S	—	—	(103,054)	—

Increase (decrease) in net assets from capital share transactions	(1,149,557)	(812,110)	8,260,304	6,441,144

Total increase (decrease) in net assets	(634,352)	(190,021)	9,989,845	7,323,894
Net assets
Beginning of period	12,251,246	12,441,267	14,195,667	6,871,773

End of period *	$11,616,894	$12,251,246	$24,185,512	14,195,667

Capital transactions in shares:
Sold
Class I	72,829	87,493	791,386	685,735
Class S	—	—	12,109	—
Reinvested distributions
Class I	13,980	16,112	47,474	12,085
Class S	—	—	35	—
Redeemed
Class I	(163,103)	(161,837)	(140,037)	(106,290)
Class S	—	—	(8,200)	—

Net increase (decrease)	(76,294)	(58,232)	702,767	591,530

* includes undistributed net investment income	$56,964	$52,795	$113,866	$64,122
** includes a distribution in kind to a shareholder as further described on page 58

	Large Cap Growth Fund		Mid Cap Growth Fund			International Growth Fund

	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006		Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Operations:
Net investment income (loss)	$396,309	$308,015	($71,694)		($1,290,166)	$307,462	$179,116
Net realized gain (loss) on investments	2,613,549	1,598,533	25,755,297		18,274,052	1,367,545	1,683,427
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,560,526	2,685,949	3,751,384		1,928,476	5,615,497	1,267,378
Net realized gain (loss) on foreign currency transactions	—	—	—		—	(2,930)	(3,346)

Net increase (decrease) in net assets resulting from operations	6,570,384	4,592,497	29,434,987		18,912,362	7,287,574	3,126,575

Distributions to shareholders from:
Net investment income
Class I	(142,009)	(233,010)	—		—	(155,624)	(88,998)
Class S	—	—	—		—	—	—
Net realized gains on investments
Class I	—	—	—		—	—	—
Class S	—	—	—		—	—	—

Total distributions	(142,009)	(233,010)	—		—	(155,624)	(88,998)

Capital share transactions:
Proceeds from shares sold
Class I	48,327,703	11,464,016	32,211,296		11,260,285	3,805,246	2,548,414
Class S	—	—	—		—	—	—
Reinvested distributions
Class I	139,973	226,798	—		—	150,321	85,684
Class S	—	—	—		—	—	—
Payments for shares redeemed
Class I	(22,683,527)	(10,164,271)	(69,554,035	) **	(35,669,542)	(5,539,961)	(10,801,021)
Class S	—	—	—		—	—	—

Increase (decrease) in net assets from capital share transactions	25,784,149	1,526,543	(37,342,739)		(24,409,257)	(1,584,394)	(8,166,923)

Total increase (decrease) in net assets	32,212,524	5,886,030	(7,907,752)		(5,496,895)	5,547,556	(5,129,346)
Net assets
Beginning of period	69,660,344	63,774,314	199,448,901		204,945,796	29,151,987	34,281,333

End of period *	$101,872,868	$69,660,344	$191,541,149		$199,448,901	$34,699,543	$29,151,987

Capital transactions in shares:
Sold
Class I	1,281,385	343,372	2,494,929		1,082,405	259,299	212,627
Class S	—	—	—		—	—	—
Reinvested distributions
Class I	3,705	6,710	—		—	10,475	6,944
Class S	—	—	—		—	—	—
Redeemed
Class I	(608,057)	(312,867)	(5,452,712)		(3,433,755)	(396,344)	(900,411)
Class S	—	—	—		—	—	—

Net increase (decrease)	677,033	37,215	(2,957,783)		(2,351,350)	(126,570)	(680,840)

* includes undistributed net investment income	$332,855	$86,094	$—		$—	$302,768	$153,860
** includes a distribution in kind to a shareholder as further described on page 58

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Science and Technology Growth Fund

	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Operations:
Net investment income (loss)	($1,500,439)	($1,932,354)	($106,802)	($158,065)
Net realized gain (loss) on investments	65,957,997	2,422,217	1,360,505	614
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(22,453,267)	15,168,019	256,256	(1,479,200)
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	42,004,291	15,657,882	1,509,959	(1,636,651)

Distributions to shareholders from:
Net investment income
Class I	—	—	—	—
Class S	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—
Class S	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold
Class I	67,113,600	10,163,917	993,856	1,110,784
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Payments for shares redeemed
Class I	(182,685,874)**	(45,087,231)	(4,021,634)	(3,985,450)
Class S	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(115,572,274)	(34,923,314)	(3,027,778)	(2,874,666)

Total increase (decrease) in net assets	(73,567,983)	(19,265,432)	(1,517,819)	(4,511,317)
Net assets
Beginning of period	180,544,930	199,810,362	14,542,207	19,053,524

End of period *	$106,976,947	$180,544,930	$13,024,388	$14,542,207

Capital transactions in shares:
Sold
Class I	2,134,112	406,347	94,836	120,559
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Redeemed
Class I	(5,446,229)	(1,796,847)	(387,380)	(429,929)
Class S	—	—	—	—

Net increase (decrease)	(3,312,117)	(1,390,500)	(292,544)	(309,370)

* includes undistributed net investment income	$—	$—	$—	$—
** includes a distribution in kind to a shareholder as further described on page 58

	Developing Markets Growth Fund

	Year ended June 30, 2006	Year ended June 30, 2005

Operations:
Net investment income (loss)	$33,508	$48,117
Net realized gain (loss) on investments	1,505,004	449,916
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,399,673	1,886,718
Net realized gain (loss) on foreign currency transactions	(239)	3,383

Net increase (decrease) in net assets resulting from operations	3,937,946	2,388,134

Distributions to shareholders from:
Net investment income
Class I	(51,306)	(13,238)
Class S	—	—
Net realized gains on investments
Class I	—	—
Class S	—	—

Total distributions	(51,306)	(13,238)

Capital share transactions:
Proceeds from shares sold
Class I	8,600,888	5,091,018
Class S	—	—
Reinvested distributions
Class I	50,380	12,927
Class S	—	—
Payments for shares redeemed
Class I	(10,055,526)	(4,934,365)
Class S	—	—

Increase (decrease) in net assets from capital share transactions	(1,404,258)	169,580

Total increase (decrease) in net assets	2,482,382	2,544,476
Net assets
Beginning of period	10,574,894	8,030,418

End of period *	$13,057,276	$10,574,894

Capital transactions in shares:
Sold
Class I	533,524	427,219
Class S	—	—
Reinvested distributions
Class I	3,193	1,121
Class S	—	—
Redeemed
Class I	(600,702)	(425,079)
Class S	—	—

Net increase (decrease)	(63,985)	3,261

* includes undistributed net investment income	$33,269	$51,306
** includes a distribution in kind to a shareholder as further described on page 58

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Science and Technology Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes; Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended June 30, 2006.

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2006, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Sit Mutual Funds

Notes to Financial Statements (continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Year Ended June 30, 2006:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$212,000	—	$212,000
Dividend Growth	371,390	214,808	586,198
Large Cap Growth	142,009	—	142,009
Mid Cap Growth	—	—	—
International Growth	155,624	—	155,624
Small Cap Growth	—	—	—
Science and Technology Growth	—	—	—
Developing Markets Growth	51,306	—	51,306

Year Ended June 30, 2005:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$226,000	—	$226,000
Dividend Growth	146,000	—	146,000
Large Cap Growth	233,010	—	233,010
Mid Cap Growth	—	—	—
International Growth	88,998	—	88,998
Small Cap Growth	—	—	—
Science and Technology Growth	—	—	—
Developing Markets Growth	13,238	—	13,238

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain(Loss)	Unrealized Appreciation (Depreciation)
Balanced	$56,964	($4,889,061)	$1,182,268
Dividend Growth	185,311	189,793	2,334,335
Large Cap Growth	332,855	(19,313,665)	14,345,679
Mid Cap Growth	—	(26,411,586)	51,912,597
International Growth	305,103	(33,066,574)	9,514,879
Small Cap Growth	—	(44,998,219)	19,609,558
Science and Technology Growth	—	(20,716,461)	1,637,625
Developing Markets Growth	33,478	(892,601)	5,323,633

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gains(Losses)	Additional Paid-In Capital
Mid Cap Growth	71,694	(10,629,914)	10,558,220
International Growth	(2,930)	2,930	—
Small Cap Growth	1,500,439	(47,818,057)	46,317,618
Science and Technology Growth	106,802	—	(106,802)
Developing Markets Growth	(239)	239	—
Large Cap Growth	(7,539)	7,539	—

Sit Mutual Funds

Notes to Financial Statements (continued)

As of June 30, 2006, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,889,061	2010-2013
Large Cap Growth	$19,313,665	2010-2012
Mid Cap Growth	$26,411,586	2010-2012
International Growth	$33,066,574	2009-2015
Small Cap Growth	$44,998,219	2010-2012
Science and Technology Growth	$20,716,461	2010-2013
Developing Markets Growth	$892,601	2008-2015

Distributions
Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

An investor with 13% and 57% ownership in the Mid and Small Cap Growth Funds, respectively, took redemptions-in-kind out of the Funds in May 2006. The impact of these transactions for book purposes was for the Mid and Small Cap Growth Funds to realize $10,629,914 and $47,818,057 in gains, respectively. These gains were not actually realized by the Funds for tax purposes, but rather distributed to the redeeming shareholder as part of the redemptions-in-kind.

Concentration of Investments
The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2006, were as follow:

	Purchases ($)	Proceeds ($)
Balanced	6,114,352	7,383,750
Dividend Growth	15,901,582	7,852,778
Large Cap Growth	40,982,930	17,760,572
Mid Cap Growth	65,739,684	114,653,353
International Growth	6,359,655	8,253,043
Small Cap Growth	110,346,573	228,062,531
Science and Technology Growth	4,462,471	7,047,226
Developing Markets Growth	3,613,609	4,302,822

(3)	Expenses

Investment Adviser
The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Contractural Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	1.00%
Dividend Growth Class I and Class S	1.00%	1.00%
Large Cap Growth	1.00%	1.00%
Mid Cap Growth	1.25%	1.15%
International Growth	1.85%	1.50%
Small Cap Growth	1.50%	1.50%
Science and Technology Growth	1.50%	1.35%
Developing Markets Growth	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee, the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees for the sale and distribution of its shares.

Sit Mutual Funds

Notes to Financial Statements (continued)

For the periods through December 31, 2006 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, International Growth Fund, and Science and Technology Growth Fund, to 1.15%, 1.50%, and 1.35% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2006:

Shares
Balanced	144,000
Dividend Growth Fund	624,000
Large Cap Growth	6,556,000
Mid Cap Growth	16,982,000
International Growth	923,000
Small Cap Growth	7,018,000
Science and Technology Growth	441,000
Developing Markets Growth	238,000

Investment Sub-Adviser

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65%net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement. In accordance with the agreement, fees of $314,410 were paid or payable to SKI for the year ended June 30, 2006.

Transactions with affiliates The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2006:

	Shares	% Shares Outstanding
Balanced	229,281	29.9
Dividend Growth	535,041	27.1
Large Cap Growth	482,085	17.8
Mid Cap Growth	3,079,824	20.9
International Growth	780,654	34.8
Small Cap Growth	892,413	27.9
Science and Technology Growth	595,249	45.8
Developing Markets Growth	187,196	24.9

Sit Balanced Fund
Financial Highlights

	Years Ended June 30,

	2006	2005	2004	2003	2002

Net Asset Value:
Beginning of period	$14.53	$13.80	$12.47	$12.29	$15.33

Operations:
Net investment income (2)	.28	.26	.21	.29	.36
Net realized and unrealized gains (losses) on investments	.59	.73	1.34	.22	(3.01)

Total from operations	.87	.99	1.55	.51	(2.65)

Distributions to Shareholders:
From net investment income	(.26)	(.26)	(.22)	(.33)	(.38)
From net realized gains	—	—	—	—	(.01)

Total distributions	(.26)	(.26)	(.22)	(.33)	(.39)

Net Asset Value:
End of period	$15.14	$14.53	$13.80	$12.47	$12.29

Total investment return (1)	6.03%	7.28%	12.53%	4.43%	(17.62%)

Net assets at end of period (000’s omitted)	$11,617	$12,251	$12,441	$16,065	$17,825

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	1.84%	1.84%	1.58%	2.54%	2.52%
Portfolio turnover rate (excluding short-term securities)	50.00%	36.32%	44.82%	48.86%	53.53%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Dividend Growth Fund Class I

Financial Highlights

			Six months
			Ended
	Years Ended June 30,		June 30,
	2006	2005	2004

Net Asset Value:
Beginning of period	$11.18	$10.14	$10.00

Operations:
Net investment income (loss) (2)	.25	.21	.08
Net realized and unrealized gains (losses) on investments	1.20	1.01	.10

Total from operations	1.45	1.22	.18

Distributions to Shareholders:
From net investment income	(.23)	(.18)	(.04)
From net realized gains	(.14)	—	—

Total distributions	(.37)	(.18)	(.04)

Net Asset Value:
End of period	$12.26	$11.18	$10.14

Total investment return (1)	13.20%	12.12%	1.75%

Net assets at end of period (000’s omitted)	$24,137	$14,196	$6,872

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00	% (3)
Net investment income (loss) to average daily net assets	2.09%	1.94%	1.79	% (3)
Portfolio turnover rate (excluding short-term securities)	41.28%	54.89%	13.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Sit Dividend Growth Fund Class S
Financial Highlights

	Three months Ended June 30, 2006

Net Asset Value:
Beginning of period	$12.28

Operations:
Net investment income (loss) (2)	.05
Net realized and unrealized gains (losses) on investments	(.02)

Total from operations	.03

Distributions to Shareholders:
From net investment income	(.05)
From net realized gains	—

Total distributions	(.05)

Net Asset Value:
End of period	$12.26

Total investment return (1)	0.27%

Net assets at end of period (000’s omitted)	$48

Ratios:
Expenses to average daily net assets	1.25	% (3)
Net investment income (loss) to average daily net assets	1.84	% (3)
Portfolio turnover rate (excluding short-term securities)	41.28	% (4)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund, for the full fiscal year 2006.

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2006	2005	2004	2003	2002

Net Asset Value:
Beginning of period	$34.27	$31.96	$26.92	$26.40	$38.99

Operations:
Net investment income (loss) (2)	.17	.16	.01	.02	(.08)
Net realized and unrealized gains (losses) on investments	3.23	2.27	5.05	.50	(12.17)

Total from operations	3.40	2.43	5.06	.52	(12.25)

Distributions to Shareholders:
From net investment income	(.07)	(.12)	(.02)	—	—
From net realized gains	—	—	—	—	(.34)

Total distributions	(.07)	(.12)	(.02)	—	(.34)

Net Asset Value:
End of period	$37.60	$34.27	$31.96	$26.92	$26.40

Total investment return (1)	9.91%	7.62%	18.81%	1.97%	(31.63%)

Net assets at end of period (000’s omitted)	$101,873	$69,660	$63,774	$59,324	$63,839

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net asset	0.46%	0.49%	0.02%	0.08%	(0.25%)
Portfolio turnover rate (excluding short-term securities)	23.71%	23.22%	29.71%	33.40%	34.74%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2006		2005		2004		2003		2002

Net Asset Value:
Beginning of period	$11.28		$10.23		$8.06		$7.91		$12.37

Operations:
Net investment income (loss) (3)	—		(.07)		(.07)		(.05)		(.07)
Net realized and unrealized gains (losses) on investments	1.73		1.12		2.24		.20		(4.16)

Total from operations	1.73		1.05		2.17		.15		(4.23)

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		(.23)

Total distributions	—		—		—		—		(.23)

Net Asset Value:
End of period	$13.01		$11.28		$10.23		$8.06		$7.91

Total investment return (1)	15.34%		10.26%		26.92%		1.90%		(34.66%)

Net assets at end of period (000’s omitted)	$191,541		$199,449		$204,946		$170,173		$181,347

Ratios:
Expenses to average daily net assets	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)
Net investment income (loss) to average daily net assets	(0.03	%) (2)	(0.66	%) (2)	(0.71	%) (2)	(0.73	%) (2)	(0.79	%) (2)
Portfolio turnover rate (excluding short-term securities	32.48%		39.74%		65.14%		53.19%		60.88%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.13%), (0.76%), (0.81%), (0.83%), and (0.89%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,

	2006		2005		2004		2003		2002

Net Asset Value:
Beginning of period	$12.31		$11.24		$9.39		$10.79		$14.61

Operations:
Net investment income (loss) (3)	.14		.07		.01		.07		(.03)
Net realized and unrealized gains (losses) on investments	3.10		1.03		1.92		(1.47)		(3.79)

Total from operations	3.24		1.10		1.93		(1.40)		(3.82)

Distributions to Shareholders:
From net investment income	(.07)		(.03)		(.08)		—		—
From net realized gains	—		—		—		—		—

Total distributions	(.07)		(.03)		(.08)		—		—

Net Asset Value:
End of period	$15.48		$12.31		$11.24		$9.39		$10.79

Total investment return (1)	26.37%		9.80%		20.63%		(12.97%)		(26.15%)

Net assets at end of period (000’s omitted)	$34,700		$29,152		$34,281		$48,533		$69,820

Ratios:
Expenses to average daily net assets	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net a	0.95	% (2)	0.56	% (2)	0.14	% (2)	0.81	% (2)	(0.22	%) (2)
Portfolio turnover rate (excluding short-term securities	20.21%		28.27%		44.37%		21.02%		25.78%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been 0.60%, 0.21%, (0.21%), 0.46%, and (0.57%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Small Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2006	2005	2004	2003	2002

Net Asset Value:
Beginning of period	$27.74	$25.29	$21.64	$21.06	$28.99

Operations:
Net investment income (loss) (2)	(.23)	(.27)	(.27)	(.18)	(.24)
Net realized and unrealized gains (losses) on investments	5.95	2.72	3.92	.76	(7.65)

Total from operations	5.72	2.45	3.65	.58	(7.89)

Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	(.04)

Total distributions	—	—	—	—	(.04)

Net Asset Value:
End of period	$33.46	$27.74	$25.29	$21.64	$21.06

Total investment return (1)	20.62%	9.69%	16.87%	2.75%	(27.24%)

Net assets at end of period (000’s omitted)	$106,977	$180,545	$199,810	$182,912	$180,684

Ratios:
Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.67%)	(1.08%)	(1.10%)	(1.00%)	(0.99%)
Portfolio turnover rate (excluding short-term securities)	54.73%	33.75%	65.79%	59.98%	65.25%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit Science and Technology Growth Fund

Financial Highlights

	Years Ended June 30,

	2006		2005		2004		2003		2002

Net Asset Value:
Beginning of period	$9.14		$10.02		$8.05		$7.52		$15.23

Operations:
Net investment income (loss) (3)	(.08)		(.09)		(.11)		(.07)		(.12)
Net realized and unrealized gains (losses) on investments	.96		(.79)		2.08		.60		(7.58)

Total from operations	.88		(.88)		1.97		.53		(7.70)

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		(.01)

Total distributions	—		—		—		—		(.01)

Net Asset Value:
End of period	$10.02		$9.14		$10.02		$8.05		$7.52

Total investment return (1)	9.63%		(8.78%)		24.47%		7.05%		(50.57%)

Net assets at end of period (000’s omitted)	$13,024		$14,542		$19,054		$15,200		$14,018

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)
Net investment income (loss) to average net assets	(0.73	%) (2)	(0.99	%) (2)	(1.20	%) (2)	(1.05	%) (2)	(1.06	%) (2)
Portfolio turnover rate (excluding short-term securities)	31.35%		37.55%		55.54%		49.67%		76.78%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.88%), (1.14%), (1.35%), (1.20%), and (1.21%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Developing Markets Growth Fund
Financial Highlights

	Years Ended June 30,

	2006	2005	2004	2003	2002

Net Asset Value:
Beginning of period	$12.97	$9.89	$8.12	$8.10	$9.17

Operations:
Net investment income (loss) (2)	.04	.06	.04	.02	(.02)
Net realized and unrealized gains (losses) on investments	4.43	3.04	1.78	—	(1.05)

Total from operations	4.47	3.10	1.82	.02	(1.07)

Distributions to Shareholders:
From net investment income	(.06)	(.02)	(.05)	—	—
From net realized gains	—	—	—	—	—

Total distributions	(.06)	(.02)	(.05)	—	—

Net Asset Value:
End of period	$17.38	$12.97	$9.89	$8.12	$8.10

Total investment return (1)	34.47%	31.32%	22.48%	0.25%	(11.66%)

Net assets at end of period (000’s omitted)	$13,057	$10,575	$8,030	$8,577	$11,250

Ratios:
Expenses to average daily net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.24%	0.55%	0.37%	0.31%	(0.20%)
Portfolio turnover rate (excluding short-term securities)	27.38%	29.54%	33.72%	6.61%	25.40%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Sit Large Cap Growth Fund, Inc. Sit Mid Cap Growth Fund, Inc. Sit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2006 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP Minneapolis, Minnesota August 23, 2006

Expense Example (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2)ongoing costs, including management fees, and other Fund expenses (including distribution fees with respect to Dividend Growth Fund Class S shares). This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,002.50	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,064.20	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,012.40	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,019.60	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.73
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1.075.00	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,056.20	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Science and Technology Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$948.90	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.72
*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Expense Example (Continued)

Developing Markets Growth Fund	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 - 6/30/06)
Actual	$1,000.00	$1,085.60	$10.29
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$9.94
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Information about Directors and Officers

          The Sit Mutual Funds are a family of 13 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and the Sit Dividend Growth Fund (the “Funds” or individually, a “Fund”). The five bond funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day- to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Give Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
INTERESTED DIRECTORS:
Eugene C. Sit(2) Age: 67	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”); and Sit/ Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”); and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”)	13	Corning Incorporated; Smurfit Stone Container Corporation.
William E. Frenzel(2) Age: 77	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at the Brookings Institution and member of several government policy committees, foundations and organizations. Advisory Director of the Adviser; Director of Sit/Kim and SF.	13	None
INDEPENDENT DIRECTORS:
Sidney L. Jones Age: 72	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Corsortium of 17 Universities; Senior Advisor to Lawrence and Company, Toronto, Canada.	13	None

Information about Directors and Officers (Continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Bruce C. Lueck Age: 65	Director	Director since 2004 or the Fund’s inception if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	13	None
John P. Fagan Age: 76	Director	Elected as Director at February 19, 2006 Board Meeting.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	13	None
Donald Phillips Age: 58	Director	Director of the International Fund since 1993 and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	13	None
Melvin C. Bahle Age: 87	Director	Director since 2005; Director Emeritus 1995-2005; Director since inception until 1995.	Director and/or officer of several foundations and charitable organizations.	13	None
OFFICERS:
Peter L. Mitchelson Age: 65	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF. Director of the it Funds through 4/30/02.	N/A	N/A
Roger J. Sit(3) Age: 44	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A
Kent L. Johnson Age: 40	Vice President - Investments	Re-Elected by the Boards annually; Officer since 2003.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Name, Address, and Age	Position(s) Held With Fund	Term of Office (1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Ronald D. Sit(3) Age: 46	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Robert W. Sit(3) Age: 37	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Bryce A. Doty Age: 39	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 45	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice Presient, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President and Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer Suite 1500 50 South Sixth Street Minneapolis, MN 55402 Age: 61	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Carla J. Rose Age: 40	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A
Kelly K. Boston Age: 37	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A

(1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information (Unaudited)

          We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

	Ordinary
Fund and Payable Date	Income (a)

Balanced Fund
October 7, 2005	$0.05925
December 15, 2005	0.06234
April 7, 2006	0.07890
July 7, 2006	0.08083

	$0.28132	(b)

Dividend Growth Fund (Class I)
October 7, 2005	$0.06668
December 15, 2005	0.07011
April 7, 2006	0.05295
July 7, 2006	0.05671

	$0.24645	(c)

Dividend Growth Fund (Class S)
October 7, 2005	N/A
December 15, 2005	N/A
April 7, 2006	0.05295
July 7, 2006	0.05119

	$0.10414	(c)

Large Cap Growth Fund
December 15, 2005	$0.06785	(d)

Developing Markets Growth Fund
December 15, 2005	$0.05498	(e)

International Growth Fund
December 15, 2005	$0.07062	(e)

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 44.63% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 53.66% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.00% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.00% qualifying for reduced dividend income tax rate for individuals.

Additional Information

PROXY VOTING

          Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.
          Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

          The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.6 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of thirteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

A N N U A L  R E P O R T  S T O C K  F U N D S
Year Ended June 30, 2006

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC Inc.
P.O. Box 9763
Providence, RI 02940

AUDITORS
KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
220 South Sixth Street, Suite 1500
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)   Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2006	21,600	0	3,860	0
Fiscal year ended June 30, 2005	21,000	0	3,750	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)    (1)    The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

        (2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $121,000 and $114,400, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)   The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date August 30, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date August 30, 2006

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)    Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2006	18,500	0	3,860	0
Fiscal year ended June 30, 2005	18,000	0	3,750	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)    (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

        (2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $121,000.00 and $114,400, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   August 30, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   August 30, 2006

Item 2:   Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.
(a) – (d)    Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006				2005
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	20,400	0	3,860	0	19,900	0	3,750	0
Sit Balanced Fund (series B)	13,800	0	3,860	0	13,400	0	3,750	0
Sit Developing Markets Growth Fund (series C)	13,300	0	3,860	0	12,900	0	3,750	0
Sit Small Cap Growth Fund (series D)	16,400	0	3,860	0	15,900	0	3,750	0
Sit Science and Technology Growth Fund (series E)	13,800	0	3,860	0	13,400	0	3,750	0
Sit Dividend Growth Fund (series G)	13,200	0	3,860	0	12,800	0	3,750	0

Total Mutual Funds, Inc.	90,900	0	23,160	0	88,300	0	22,500	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)    (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

       (2)    No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $121,000 and $114,400, respectively.

(h)    The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.
Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.
(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.
(a)    The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)    Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   August 30, 2006

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   August 30, 2006